                                                                   EXHIBIT 10.37

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FIELD SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    SUBLEASE

THIS SUBLEASE ("SUBLEASE"), dated as of January 1, 2002, is entered into between INTERNATIONAL PAPER COMPANY, a New York corporation having a principal office at 400 Atlantic Street, Stamford, CT 06921 ("IP") and Exult, Inc., a Delaware corporation having a principal office at 4 Park Plaza, Suite 1000, Irvine, CA 92614 ("EXULT").

      WHEREAS, IP leases an approximately 217,743 square foot building located at 4049 Willow Lake Boulevard, Willow Lake Business Park, Memphis, Tennessee 38118 commonly known as Willow Lake Business Park Building Ten (the "Building"), pursuant to a Lease dated September 7, 1999 and Lease Amendment No. 1 dated as of January 1, 2000 by and between AMB Property II, L.P., as landlord (the "Landlord"), and IP, as tenant (collectively the "PRIME LEASE"). A copy of the Prime Lease is attached hereto as Exhibit "A".

      WHEREAS, the Building is subject to a Real Property Lease Agreement dated as of December 31, 1999 and a First Amendment to Real Property Lease Agreement by and between The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee (the "IDB"), as lessor, AMB Property II, L.P. as lessee and IP as applicant (collectively the "IDB Lease"). A copy of the IDB Lease is attached hereto as Exhibit "B".

      WHEREAS, IP and Exult have entered into a Human Resources Services Agreement, Technical Services Agreement, and Systems Services Agreement, each dated as of October 18, 2001 pursuant to which Exult will provide certain human resources business process services to IP (each an "MSA COMPONENT AGREEMENT" and collectively, the "MSA").

      WHEREAS, in connection with the MSA, IP has required that Exult (i) lease from IP the portion of the Building through which IP has performed human resources related functions (the "EMPLOYEE SERVICE CENTER"), (ii) initially provide services under the MSA from the Employee Service Center, and (iii) maintain a business presence at the Employee Service Center for the duration of the MSA.

      WHEREAS, Exult desires to sublease the Employee Service Center and IP is willing to sublet the same on the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the covenants and agreements hereinafter contained to be performed by each of the parties, it is hereby agreed:

1. DEFINITIONS

      Capitalized terms used herein but not otherwise defined have the meanings set forth below.

      "COMMENCEMENT DATE" means the initial Process Take-On Date, as defined in the MSA).

      "ENVIRONMENTAL LAW" shall include local, state and federal laws, judgments, ordinance, rules, regulations, codes and other governmental restrictions.

      "EXPIRATION DATE" means the earlier to occur of (i) the MSA Expiration Date or (ii) the Prime Lease Expiration Date.

      "HAZARDOUS MATERIAL(S)" means any chemical, substance or material or combination thereof, which (i) is defined as a hazardous substance, hazardous material, hazardous waste, pollutant, toxic material, or contaminant under any Environmental Law, (ii) is a petroleum hydrocarbon, including crude oil or any fraction thereof, (iii) is hazardous to human health or safety or the environment due to its toxicity, corrosivity, flammability, explosivity, infectiousness, radioactivity, carcinogenicity or reproductive toxicity, or (iv) is regulated pursuant to any Environmental Law.

      "MSA EXPIRATION DATE" means the date of termination of all of Exult's obligations to provide Services under the MSA, including pursuant to any renewal term and any Termination Assistance Services as defined in the MSA.

      "PREMISES" means the portion of the Building and adjacent parking areas shown on Exhibit C, comprising approximately 63,000 square feet of the Building and parking on a first come first served basis.

      "PRIME LEASE EXPIRATION DATE" means the date of expiration of IP's right of occupancy under the Prime Lease.

      "TERM" of this Sublease means the period commencing on the Commencement Date and ending on the Expiration Date, subject to renewal, extension and early termination as set forth herein.

2. LEASE; EARLY USE OF PREMISES

      (a) Lease. For and in consideration of the covenants set forth herein, and subject to the conditions and upon the terms set forth herein, IP hereby leases to Exult, and Exult hereby takes and leases from IP, the Premises for the Term.

      (b) Early Use of Premises. From the date hereof until the Commencement Date, Exult will be provided with reasonable access to the Premises as necessary and


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appropriate to prepare for the commencement of its services under the MSA and its occupancy under this Sublease. Such access will be without rental payment by Exult but otherwise subject to the terms and conditions of this Sublease.

3. RENEWAL; EARLY TERMINATION.

      (a) Renewal. On or before the date which is 365 days prior to the termination date of the Prime Lease, IP shall notify Exult in writing whether IP will exercise its 5 year renewal option under Section 3.02 of the Prime Lease (the "OPTION"), or otherwise extend or renew the Prime Lease. Exercise by IP of the Option or other extension or renewal of the Prime Lease will have the effect of continuing the Term of this Sublease (if this Sublease is has not then been terminated) by extending the Prime Lease Expiration Date.

      (b) Early Termination by Exult. Exult may in its discretion terminate this Sublease before the Expiration Date as follows:

            (i) If IP gives Exult notice causing termination of the MSA for convenience or for change of control or for insolvency, then Exult may terminate this Sublease by giving IP at least 30 days' advance written notice.

            (ii) If Exult gives IP notice of Exult's intention to terminate any MSA Component Agreement for failure by IP to pay to Exult amounts owed under the MSA, then Exult may also give IP notice of Exult's intention to terminate this Sublease. If IP's payment default is cured before termination of the MSA Component Agreement, or if for some other reason Exult and IP agree to continue the MSA Component Agreement notwithstanding the payment default, then Exult's notice to terminate this Sublease will lapse and this Sublease will continue according to its terms; if the MSA Component Agreement terminates for IP's payment default then this Sublease will also terminate pursuant to Exult's notice.

            (iii) If IP notifies Exult of IP's intent to extend the MSA beyond its initial ten year term, Exult may terminate this Sublease by giving IP at least 90 days' advance written notice. Notwithstanding, such early expiration pursuant to this paragraph shall not be effective until the expiration of the Primary Term (as such term is defined in the Prime Lease) of the Prime Lease.

Written notice of early termination by Exult may be given concurrently with, or at any time within 90 days after, Exult's receipt of notice under items (i) or
(iii), or Exult's delivery to IP of notice of termination of any MSA Component Agreement under item (ii). Written notice of termination of this Sublease will specify the date of termination hereof, which may not be earlier than the expiration of the requisite notice period set

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
forth in the applicable item above but may be up to 365 days after the date of the notice.

      (c) Early Termination by IP. IP may not terminate this Sublease before the Expiration Date except pursuant to the provisions of Article XVIII of the Prime Lease, as incorporated herein.

4. HOLDING OVER.

      (a) Upon any termination of this Sublease for any reason except for a breach by Exult, subject to Section 4(b), Exult shall be entitled to remain on the Premises for a period not to exceed 180 days following the date of such termination. In addition, in case of early termination of this Sublease by Exult under Section 3(b), in no event shall the holdover term, plus the period of time from the notice date to the termination date, exceed 365 days. Exult's tenancy during any such holdover period shall be pursuant to the terms and conditions of this Sublease, except that the rent for the holdover period shall be a daily amount calculated as the quotient obtained by dividing the annual rent in effect at the time of termination of this Sublease by 365, and shall be payable on the first day of each calendar month during the holdover term for the days in that calendar month constituting part of the holdover term.

      (b) (i) Notwithstanding Section 4(a), if Exult remains on the Premises after the Prime Lease Expiration Date and after IP vacates the Building in compliance with the Prime Lease, and if Exult has received Adequate Prime Lease Termination Notice (as defined below), then Exult will be responsible for all holdover costs under the Prime Lease, including Exult paying 150% of the rent for the entire 217,743 square feet of the Building, for the period after the Prime Lease Expiration Date and IP's vacating the Building in compliance with the Prime Lease.

            (ii) If Exult remains on the Premises after the Prime Lease Expiration Date and after IP vacates the Building in compliance with the Prime Lease, and if Exult has not received Adequate Prime Lease Termination Notice, then any costs of Exult's holding over in the Premises, including payment of 150% of the rent for the entire 217,743 square feet of the Building, for the Residual Notice Period (as defined below) will be borne by IP, provided that Exult will continue to meet its rent and other payment obligations under this Sublease during the Residual Notice Period. If this Section 4(b)(ii) applies but Exult holds over beyond the Residual Notice Period, then Exult will be responsible for all holdover costs under the Prime Lease, including Exult paying 150% of the rent for the entire 217,743 square feet of the Building, for the period after the Residual Notice Period in compliance with the Prime Lease.

            (iii) For purposes of this Section 4(b), (A) "Adequate Prime Lease Termination Notice" means that IP has informed Exult in writing at least 365 days before the Prime Lease Expiration Date; and (B) the "Residual Notice Period" means the number of days, if any, calculated as the difference between 365 and the number of days from the date IP informs Exult in writing of the Prime Lease Termination Date until


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
the Prime Lease Termination Date has occurred and IP has vacated the Building in compliance with the Prime Lease.

      5. RELOCATION ASSISTANCE.

      (a) Extension of Term of Prime Lease. IP and Exult acknowledge that the base term of the Prime Lease is scheduled to end prior to October 18, 2011. IP agrees to use commercially reasonable efforts to enter into an amendment of the Prime Lease such that the end of the base term of the Prime Lease ends on or after October 18, 2011 (the "Prime Lease Extension").

      (b) Payment on Expiration of Prime Lease. In the event that (i) IP fails to enter into a Prime Lease Extension, and (ii) IP elects not to exercise its renewal option under Section 3.02 of the Prime Lease, and as a result of the foregoing Exult is required to vacate the Premises prior to October 18, 2011, IP shall reimburse Exult for its Relocation Costs (as defined below) up to a maximum of [***]*. For the avoidance of doubt, Exult agrees that no payment under this Section 5(b) shall be payable in the event that a payment under
Section 5(c) is payable.

      (c) Payment on Early Termination after Breach. In the event that Exult is required to vacate the Premises prior to October 18, 2011 as a result of an early termination of the Prime Lease arising out of a breach thereof by IP, then IP shall reimburse Exult for its Relocation Costs up to a maximum of the Relocation Reimbursement Cap (as defined below).

      (d) Certain Definitions. For purposes of this Section 5, the following terms shall have the following definitions.

      "Relocation Costs" means Exult's out of pocket expenses incurred in relocating its operations from the Premises to other facilities selected by Exult (the "New Location"), including without limitation the following:

      (i) any applicable brokerage fees and commissions incurred in locating and acquiring the New Location;

      (ii) any costs and fees for permits and applications required in connection with preparation or occupancy of the New Location;

      (iii) any costs of architects, planners, contractors, and materials incurred in building out the New Location to specifications and capabilities comparable to the Premises (provided that if Exult builds out the New Location to specifications and capabilities better than the Premises, then IP shall pay the portion of the cost thereof equal to what the cost would have been to build out the New Location to specifications

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                                       5
and capabilities comparable to the Premises and Exult shall pay any amounts in excess thereof);

      (iv) any costs of moving personal property of Exult to the New Location and installing same in the New Location; and

      (v) the excess, if any, by which the rental rate for the New Location exceeds the rent payable by Exult under this Sublease, for the period from termination of this Sublease until the MSA Expiration Date, provided that if the rental rate for the New Location exceeds what the rental rate would be at that time for the Premises, then IP will not be responsible for any portion of such excess.

      "Relocation Reimbursement Cap" means [***]* as of the date hereof, increased by [***]* as of January 1 of each year beginning January 1, 2003.

6. RENT

      (a) Fixed Rent. Exult covenants and agrees to pay to IP at the office of IP or at such other place as IP may designate, fixed annual base rent of [***]* (based upon the Premises being 63,000 square feet and [***]* per square foot) payable in monthly installments of [***]*, in advance commencing on the Commencement Date and continuing thereafter on the first day of each month during the Term [***]* when the annual base rent shall be adjusted to [***]* (based upon the Premises being 63,000 square feet and [***]* per square foot) payable in monthly installments of [***]*. If IP exercises the Option then for the duration of the First Extended Term (as defined in Section 3.02 of the Prime Lease) or until earlier termination of this Sublease, the annual base rent shall be the product of 63,000 and the square foot rate IP shall pay Landlord for the First Extended Term. All annual base rent shall be payable without notice or demand. Payment for partial months during the Term shall be prorated on daily basis, based on a thirty (30)-day month. Notwithstanding the foregoing, in the event that IP negotiates a rent reduction with Landlord, the rent pursuant to this paragraph shall be the product of 63,000 and the dollar per square foot rate IP shall pay Landlord pursuant to Article IV of the Prime Lease and any amendment thereto.

      (b) Additional Rent

            (i) Exult shall pay to IP at the office at IP or at such other place as IP shall designate, additional rent as follows: Exult's proportionate share of Operating Costs specified in Sections 5.01, 5.02,6.01, 6.03, and
      7.03 of the Prime Lease and its proportionate share of Utilities specified in Article XI of the Prime Lease. For purposes of this Sublease, Exult's proportionate share shall be 28.93% (63,000 sf/217,743 sf). However, Exult will not be required to make payment to IP in respect of any utilities or maintenance or operating costs that are separately metered or billed to and paid by Exult and subject to Landlord's approval, Exult

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
      may cause the Premises to be metered separately for any utilities, and thereafter pay only its separately metered utility charges and not any utility charges for portions of the Building other than the Premises.

            (ii) In the event IP shall be charged for any other Landlord services that may be imposed pursuant to the Prime Lease as a result of any act or omission of Exult, Exult covenants and agrees to pay all such amounts to IP as additional rent.

            (iii) It is intended that the sums payable pursuant to this Paragraph 6(b) ("ADDITIONAL RENT") shall be paid at the times and according to the terms that IP is obligated to make payments under Sections 6.01 and 6.03 of the Prime Lease. Accordingly, IP shall promptly furnish Exult with copies of all statements received from Landlord in connection with any such charges and all other supporting documentation reasonably requested by Exult, and IP shall invoice Exult for Additional Rent contemporaneously therewith. As to Section 7.03, such sums are to be paid upon Exult's receipt of an invoice from IP. Exult shall pay Additional Rent within thirty (30) days following Exult's receipt of an invoice from IP setting forth the amounts then hereunder.

      (c) Payment. Exult shall pay the rent and Additional Rent to IP at such address and to the attention of such person as IP may specify from time to time.

      7. CONDITION OF PREMISES; REPRESENTATIONS AND WARRANTIES

      (a) Inspection Report. Exult represents that it has made a thorough examination and inspection of the Premises and is familiar with the condition thereof. A copy of Exult's inspection report is attached as Exhibit D ("INSPECTION REPORT") and has been reviewed and approved by IP. Notwithstanding anything to the contrary in this Sublease, the Prime Lease, or the IDB Lease, at the termination or expiration of this Sublease, Exult shall deliver the Premises in the same condition as shown in the Inspection Report, ordinary wear and tear and casualty or condemnation loss excepted. Exult agrees that it enters into this Sublease without any representations, warranties or statements by IP, its agents, representatives, employees, servants, brokers or any other person as to the present or future condition of the Premises, or the use that may be made of the Premises or any improvements thereon or the Building, except as expressly set forth in this Sublease.

      (b) Premises As Is. It is further agreed that Exult shall accept the Premises "as is" in their condition on the Commencement Date, and IP shall have no obligation to improve or alter the Premises for Exult's use. Except as expressly set forth in this Sublease, IP shall have no liability by reason of the condition of the Premises, including but not limited to any defect or any limitation on its use.

      (c) Certain Agreements of IP.


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            (i) IP represents to Exult that as of the date hereof, the Prime
      Lease is in full force and effect and has not been amended, modified, terminated or otherwise altered;

            (ii) IP represents to Exult that the termination date of the Prime Lease is March 31, 2010;

            (iii) IP represents to Exult that IP is not aware of, and has received no notice of, the occurrence of any default, event of default or event that with the giving of notice, the passage of time or both would constitute an event of default, under the Prime Lease on the part of the Landlord or IP;

            (iv) IP represents to Exult that all necessary approvals and consents have been obtained by IP for the consummation of the transactions contemplated by this Sublease;

            (v) IP shall not take any action to amend, modify or otherwise alter the terms and provisions of the IDB Lease without the prior written consent of Exult, which shall not be unreasonably withheld, if the same would have any material effect on the Premises or on Exult's rights or obligations under this Sublease;

            (vi) IP shall not take any action to amend, modify or otherwise alter the terms and provisions of the Prime Lease which would materially affect Exult's occupancy of the Premises or increase Exult's rent or Additional Rent without the prior written consent of Exult, which consent shall not be unreasonably withheld.

            (vii) IP shall neither do nor permit anything to be done that would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Landlord under the Prime Lease;

            (viii) IP has not previously used, stored, generated or disposed of, and shall not in the future use, store, generate or dispose of, any Hazardous Materials in, on, under, or about the Premises or Building. IP has not violated and shall not at any time in the future violate any Environmental Law in connection with its occupancy under the Prime Lease; and

            (ix) IP has obtained Landlord's consent to sublease the Premises to Exult.

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                                       8

8. APPLICABLE ARTICLES OF PRIME LEASE

      (a) Prime Lease. (i) Except for the Excluded Terms and Modified Terms (defined below) and except as otherwise provided in this Sublease, Exult and IP hereby assume and agree to perform, observe and comply with all of the terms and conditions of the Prime Lease, and the terms of the Prime Lease are incorporated by reference herein, as if IP were the "Landlord" thereunder and Exult were the "Tenant" thereunder and the "Premises" as referenced in the Prime Lease were the Premises as defined in this Sublease. To the extent the terms of the Prime Lease as applicable to this Sublease as provided in the preceding sentence are inconsistent with the express terms of this Sublease, this Sublease shall govern. Rights and obligations under the Prime Lease that are applicable both to Exult's tenancy of the Premises hereunder and IP's tenancy of the remainder of the premises under the Prime Lease will be shared 28.93% by Exult and 71.07% by IP, consistent with their respective proportionate shares of the Premises under the Prime Lease. Exult and IP shall cooperate in pursuing rights and remedies of Tenant under the Prime Lease, insofar as such rights and remedies affect or relate to the Premises or this Sublease. IP shall provide notice to Exult of all actions, assertions of rights, and pursuit of remedies by IP under the Prime Lease, and shall provide to Exult copies of all communications with Landlord under the Prime Lease to the extent that such actions, rights, remedies and communications affect or relate to the Premises or this Sublease.

(b) Excluded Terms,

      Notwithstanding the foregoing, the following provisions of the Prime Lease (collectively, the "EXCLUDED TERMS") shall not be incorporated by reference in this Sublease: Articles II (Construction), III (Term), IV (Base Rent), XII (Assignment and Subletting), 13.06 (Waiver of Subrogation), XIV (Damage or Destruction), XV (Condemnation), XVII (Holding Over), XIX (Landlord's Default), XXIII (Notices) 24.10 (Brokerage), 24.11 (Landlord Limited Liability), and XXV (Special Provision) (except for Article 25.02 which shall be applicable).

(c) Modified Terms.

      The following sections of the Lease shall be incorporated by reference as modified in the manner set forth below (collectively, the "MODIFIED TERMS"):

            (i) With respect to Articles 9.01 and 9.02 (Alterations and Signage) Exult shall obtain Landlord's and IP's prior written consent.

            (ii) With respect to Article VIII (Landlord's Obligations) "Landlord" as used therein shall mean Landlord.

            (iii) With respect to Article X (Inspection) "Landlord" as used therein shall mean Landlord and IP.

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                                       9

            (iv) With respect to Articles 13.01 (Casualty Insurance), 13.02 (Loss of Rent Insurance) and 13.03 (Landlord's Liability Insurance) "Landlord" as used therein shall mean Landlord and not IP.

            (v) With respect to Article 13.04 (Tenant's Liability Insurance) "Landlord" as used therein shall mean Landlord and IP.

            (vi) With respect to Article 16.01 (Liability) "Landlord" as used therein shall mean Landlord and IP.

      (d) Right of Entry. In any case where the Landlord reserves the right to enter the Premises, said right shall inure to the benefit of the Landlord as well as to IP.

      (e) Limits on IP Obligations. Except as set forth in this Sublease, IP shall not be obligated to perform, and shall not be liable for the performance or default by Landlord of, any of the obligations of Landlord under the Prime Lease. Except for those instances in which the Sublease provides that IP shall have the obligations of the Landlord or IP has received services or is entitled to rights or remedies from Landlord but has not passed them through to Exult, or IP has failed in good faith to pursue such services, rights and remedies to the extent of its entitlement thereto under the Prime Lease, or as otherwise set forth in this Sublease, (i) Exult shall have no claim against IP by reason of any default upon the part of Landlord; (ii) IP shall have no obligation at any time to render any services to Exult or to the Premises of any nature whatsoever, or to expend any money for the Premises, including but not limited to, preservation, reconstruction or repair of the Premises; (iii) Exult agrees to look solely to Landlord for the performance of any obligations by Landlord or the furnishing of any services to which IP may be entitled under the Prime Lease; (iv) if Landlord fails to perform an obligation or provide a service which Landlord is required by the Prime Lease to perform or provide, then except for those instances in which the Sublease provides that IP shall have the obligations of the Landlord, IP's sole obligation is to cooperate with Exult, and to use reasonable efforts, without, however, incurring any liabilities or out-of-pocket expenses in excess of amounts that IP would otherwise incur or expend on its own behalf under the Prime Lease, by taking whatever action Exult shall reasonably request, to enforce for the benefit of Exult the obligations of Landlord to IP under the Prime Lease insofar as they relate to the Premises. By virtue of this subsection, in connection with the incorporation by reference of the Prime Lease the term "Landlord shall", "Landlord will", "Landlord agrees" or similar language shall be deemed, for the purposes of this Sublease, except for those instances in which the Sublease provides that IP shall have the obligations of the Landlord, to mean "IP shall use reasonable efforts, without, however, incurring any material liabilities or out-of-pocket expenses in excess of amounts IP would have expended on its own behalf under the Prime Lease, to cause Landlord" whenever such a modification is required so that an incorporated provision reflects the agreement of the parties hereto as expressed in this paragraph.

      Notwithstanding any of the foregoing, in the event Landlord fails to perform any of its maintenance repair obligations pursuant to Article 8.01 of the Prime Lease, IP

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                                       10
shall complete such maintenance or repairs pursuant to the terms of that Article.

      (f) Reimbursement of IP. All reasonable out-of-pocket expenses of IP taking actions requested by Exult to obtain the performance of Landlord's obligations for the benefit of Exult that are in excess of amounts IP would have expended on its own behalf under the Prime Lease shall be reimbursed by Exult within thirty (30) days from written demand by IP.

      (g) Exult Compliance with Prime Lease. With respect to its occupancy of the Premises under this Sublease, Exult agrees not to do or suffer or permit anything to be done which would (i) violate any term or condition of the Prime Lease; (ii) cause the Prime Lease to be terminated or forfeited; (iii) violate any certificate of occupancy affecting the Premises or the building in which the Premises are located; (iv) increase the insurance premiums or result in the cancellation of insurance covering the Premises; or (v) violate any laws, statutes, ordinances, rules, orders or regulations. However, Exult's obligations under this provision do not extend to the Excluded Provisions and Exult shall have no obligation or liability under this Sublease or otherwise for any act or omission of IP, its employees, agents, independent contractors, successors or assigns.

      (h) Alterations. Any alterations (as defined in Article 9.01 of the Prime Lease) desired to be made by Exult, are subject to the terms of Article 9.01 of the Prime Lease. Exult shall also obtain IP's prior written consent to the making of any alterations, changes or additions, notwithstanding the cost thereof. IP agrees, subject to the Prime Lease, to consider such request concurrently with the Landlord, provided Exult makes concurrent requests for such consent to Landlord and to IP. Exult shall, provided Landlord cooperates with Exult, contact Landlord directly for the Landlord's consent, if required. In securing IP's consent to such alterations, changes or additions, Exult shall only be required to submit to IP those plans, specifications and information also submitted to Landlord to secure its consent. Nothing contained herein shall relieve Exult from the obligation to obtain Landlord's consent with respect to any such alterations, changes or additions as provided in the Lease.

      Notwithstanding anything to the contrary in the preceding paragraph, it is Exult's intention to use the Premises as a multi-client facility, and IP recognizes that converting the Premises to multi-client use will require certain modifications to the Premises. Any modifications to the Premises proposed by Exult must comply with the Prime Lease and all applicable laws and regulations and conform to applicable requirements imposed by regulatory authorities. Further, in designing and implementing the modifications, Exult must consult with IP and Landlord, and the design and implementation of the modifications will be subject to the approval of IP. Subject to Exult's compliance with the preceding two sentences, IP will not unreasonably withhold its consent to such modifications.

      (i) Cure of Exult Default by IP. If Exult shall default in the performance of any of its obligations under this Sublease, other than its obligation to pay rent to IP, IP, without


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
being under any obligation to do so and without thereby waiving such default, shall have the right, upon reasonable notice (except in an emergency or where delay could result in a default under the Prime Lease), to cure such default for the account and at the expense of Exult without prior notice in the case of emergency and, in all other cases, upon five (5) business days' written notice by IP to Exult. IP shall have the right to enter the Premises upon reasonable advance notice to Exult at such times and to the extent as may be reasonably necessary to exercise its right to cure Exult's defaults as provided above.

      (j) Notices Related to the Premises. Exult shall promptly furnish IP with copies of all notices relating to the Premises which Exult shall receive from Landlord, and IP shall promptly furnish Exult with copies of all notices relating to the Premises which IP receives from Landlord.

      (k) IP Consents. Exult agrees that in each instance where a provision of the Prime Lease (as incorporated by reference herein) requires the consent or approval of Landlord, whether prior to Exult taking any action or otherwise, it shall be a condition precedent to the taking of such action or otherwise that the prior written consent or approval of both Landlord and IP shall have been obtained. Exult agrees that IP shall not have any duty or responsibility with respect to obtaining the consent or approval of Landlord when the same is required, other than (i) the transmission by IP to Landlord of Exult's request for such consent or approval and (ii) IP's cooperation with Exult to obtain such approval or consent provided that such cooperation does not require IP to incur any out-of-pocket expense or to make any material performance or undertaking. IP shall not be required to give any consent or approval provided for hereunder because Landlord has given consent or approval with respect to the same matter. Any consent or approval required to be given by IP under this Sublease shall not be unreasonably withheld, conditioned or delayed.

9. IDB LEASE OBLIGATIONS

      (a) IP Obligations. Subject to Exult's obligations under Section 9(b), (i) IP will be responsible for ascertaining and meeting the requirements of the Pilot program referenced in the IDB Lease; (ii) IP will fulfill its obligations as "Applicant" under the PILOT Program and as a tenant under the IDB Lease and the Application referenced therein; and (iii) IP will reimburse to Exult all costs incurred by Exult as a result of IP's breach of its obligations under this
Section 9(a).

      (b) Exult Obligations. In support of IP's employment commitments under the Pilot program referenced in the IDB Lease, Exult will comply with its commitments under the MSA regarding employment in connection with the Premises. IP shall inform Exult of all other requirements under the IDB Lease that may be applicable to Exult pursuant to this Section 9(b). If and to the extent that requirements imposed upon IP specifically pursuant to the IDB Lease relate specifically to the Premises, and IP has notified Exult thereof in writing, Exult will comply with such requirements at Exult's expense. In addition, (i) Exult will use reasonable efforts to assist IP in complying with requirements under the IDB Lease referenced in the IDB Lease that do not relate specifically to the Premises; and (ii) Exult will not take any action that Exult would otherwise be entitled to take but that IP has notified Exult would cause IP to be in breach of its obligations under the IDB Lease or the Pilot program; provided, however, that IP will reimburse Exult for any loss or diminution of Exult's rights or quiet enjoyment, or additional costs or damages incurred by Exult under this Sublease as a result of Exult's compliance with this sentence, so long as Exult is not in default of any obligations under this Sublease. Exult will have the rights described in Section 3.6(e) of the IDB Lease applicable to sub-sublessees, subject to the obligations and limitations set forth in such
Section 3.6(e), and will have the benefit of all cure periods available under the IDB Lease that are applicable to obligations that Exult is required under this Section 9(b) to undertake.

10. ADDITIONAL PROVISIONS

      (a) Use. The Premises may be used only to perform the kinds of services contemplated by the MSA and related tasks and processes. Exult may expand the scope of operations of the Premises beyond that in existence as of the date hereof in the Employee Service Center, including without limitation to serve clients other than IP from the Premises provided that the use of the Premises shall be in compliance with the Prime Lease.

      (b) Exult Indemnity. Exult agrees to indemnify and hold IP, its agents, employees and officers, and their successors and assigns, harmless from and against all actions, claims, demands, judgments, damages, liabilities, costs and expenses whatsoever (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation caused or permitted by Exult, its contractors, customers, agents, servants, employees or invitees, of any of the terms, covenants or conditions of this Sublease or the Prime Lease to the extent incorporated by this Sublease or the IDB Lease, or arising out of or incurred, upon the execution of this Sublease on account of any acts or omissions of Exult, its agents, contractors, customers, servants, employees or invitees occurring in, on or about the Premises. In case any action or proceeding is brought against IP by reason of any of the above, IP shall give written notice thereof to Exult, and Exult shall resist or defend such action by counsel reasonably satisfactory to IP at the sole cost and expense of Exult. IP shall cooperate in Exult's defense, at Exult's sole cost and expense. If Exult fails to resist or defend the same, IP may do so or may, after notice to Exult, compromise the same, and, in such event, Exult shall pay IP as additional rent hereunder all payments made by and expenses and reasonable attorneys' fees and disbursements of IP. The obligations of Exult pursuant to this paragraph 10(b) shall survive the expiration or other termination of this Sublease.

      (c) IP Indemnity. IP agrees to indemnify and hold Exult, its agents, employees and officers, and their successors and assigns, harmless from and against all actions, claims, demands, judgments, damages, liabilities, costs and expenses whatsoever (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation caused or permitted by IP, its contractors, customers, agents, servants, employees or invitees, of any of the terms, covenants or conditions of this Sublease or the Prime Lease or the IDB Lease, or arising out of or incurred, from and after the Commencement Date of this Sublease on account of any acts or omissions of IP, its agents, contractors, customers, servants, employees or invitees occurring in, on or about the Premises or Building. In case any action or proceeding is brought against Exult by reason of any of the above, Exult shall give written notice thereof to IP, and IP shall resist or defend such action by counsel reasonably satisfactory to Exult at the sole cost and expense of IP. Exult shall cooperate in IP's defense, at IP's sole cost and expense. If IP fails to resist or defend the same, Exult may do so or may, after notice to IP, compromise the same, and, in such event, IP shall pay or reimburse to Exult promptly after Exult's demand therefor all payments made by and expenses and reasonable attorneys' fees and disbursements of Exult. The obligations of IP pursuant to this paragraph 10(b) shall survive the expiration or other termination of this Sublease.

      (d) Removal of Certain Equipment. Subject to the terms of the MSA, when Exult vacates the Premises, it shall remove and take with it all specialized equipment installed or purchased by Exult in connection with its use of the Premises, including without limitation computer room installations and related HVAC systems, telephone and computer equipment, and cabling, regardless of whether such equipment constitutes fixtures, provided that Exult repairs any damages caused by removal.

      (e) Default by IP. If any default by IP under this Sublease continues for more than thirty (30) days after Exult delivers written notice of such default to IP, then Exult may (i) terminate this Sublease, (ii) avail itself of any other rights or remedies available to it under this Sublease, at law or in equity, and/or (iii) recover all of its costs (including without limitation reasonable attorneys fees) incurred in enforcing this Sublease or its rights hereunder from IP.

      Notwithstanding the foregoing, IP shall not be in default under this Sublease if the nature of its obligation is such that more than thirty (30) days are reasonably required for its performance and IP commences its performance within such thirty (30) day period and thereafter diligently pursues same to completion.

11. QUIET ENJOYMENT

      IP covenants that Exult, on paying the rent and performing all the terms, covenants and conditions of this Sublease, may peacefully and quietly have, hold and enjoy the Premises for the Term, but subject to the exceptions, reservations and conditions hereof. All entrances, exits, approaches and means of entrance and approach, and all access to light and air now enjoyed by the Premises, shall be and remain intact and uninterrupted by any act of IP during the term of this Sublease.

12. WAIVER OF SUBROGATION

      Each party agrees to use its reasonable efforts to include in each of their insurance policies a waiver of the insurer's right of subrogation against the other party. If such waiver shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after learning thereof. In such case, if the other party shall so elect and shall pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy, or the other party shall be named as an additional insured in the policy.

13. BROKERAGE

      IP and Exult each represents that they have dealt with no real estate broker in connection with this transaction. Each party hereto agrees to indemnify and save the other harmless against any claims, losses or damages resulting from any breach of its representations hereunder.

14. SUBORDINATION

      Exult acknowledges that this Sublease is subject and subordinate to the Prime Lease and, to the extent that the Prime Lease is also subject and subordinate to the below-described instruments, this Sublease shall be subject and subordinate to all ground and underlying leases and all mortgages which might now or hereafter affect the Prime Lease, the leasehold estate thereby created or the real property of which the Premises form a part, and to any and all renewals, modifications, consolidations, replacements and extensions thereof.

15. ASSIGNMENT AND SUBLEASING

      Exult shall have no right to assign this Sublease or sublet all or any portion of the Premises, or permit the same to be used by any person or entity other than Exult, without the prior written consent of IP, except that with notice to IP but without IP's approval Exult may assign its rights and obligations under this Sublease to an entity controlling, controlled by or under common control with Exult which expressly assumes Exult's obligations hereunder, provided that Exult guarantees such entity's full performance of such entity's obligations pursuant to this Sublease, and subject to any Landlord approval required under the Prime Lease. Exult may upon notice to IP assign its rights and obligations under this Sublease in connection with a Change in Control, as defined in the MSA. This Sublease shall be binding upon, and inure to the benefit of, the successors and assigns (to the extent permitted) of IP and Exult.

16. INSURANCE

      Exult shall, at its sole cost and expense, obtain and keep in effect during the term of this Sublease the insurance required under Article 13.04 of the Prime Lease and shall name Landlord and IP as additional insureds, provided that such Insurance need only apply to the Premises under this Sublease and Exult's use thereof. Prior to the commencement of the term of this Sublease, Exult shall provide to IP certificates evidencing such insurance and including an undertaking by the carrier not to cancel the insurance or reduce the coverage limits changed without first giving thirty (30) days prior written notice to IP. No such cancellation, modification or change shall affect Exult's obligation to maintain the insurance coverage required by this Sublease. Exult shall be responsible for payment of any and all deductibles from insured claims under its policies. The coverage afforded under any insurance policy obtained by Exult pursuant to this Sublease shall be primary coverage regardless of whether or not Landlord and IP have any similar coverage. Exult shall not proceed under this Sublease until evidence of such insurance has been delivered to Landlord and IP. During the performance of this Sublease, Exult shall provide, IP, within thirty (30) days after each renewal, with evidence of renewal of such insurance. Exult may not self-insure any of the insurance coverage required by this Sublease without prior written consent of IP. The maintenance of such insurance shall not in any way limit the liability of Exult to Landlord and IP under the Sublease.

17. NOTICES

      All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Sublease shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail, return receipt requested, with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, directed to the other party at the address set forth below, or to such other address as the party may indicate by written notice to the other party. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received
(i) if by personal delivery, on the day after such delivery, (ii) if by certified or registered mail, on the fifth business day after the mailing thereof, (iii) if by next-day or overnight mail or delivery, on the day delivered or (iv) if by fax, on the day on which such fax or email was sent, if receipt is confirmed and provided that a copy if also sent by one of the other permitted means of giving notice.

If to IP:                  International Paper Company
                           6400 Poplar Avenue
                           Memphis, TN 38197
                           [***]*

With a copy to:            International Paper Company
                           3 Paragon Drive
                           Montvale, NJ 07645
                           [***]*

----------
* Confidential information has been omitted.

If to Exult:               Exult, Inc.
                           4 Park Plaza, Suite 1000
                           Irvine, CA 92614
                           [***]*

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

18. INTEGRATION

      This Sublease contains all of the terms and conditions regarding the sublease of the Premises, and any agreement hereafter made shall be ineffective to change, modify or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification or discharge is sought.

19. MEMORANDUM OF SUBLEASE

      Neither IP nor Exult shall execute or record a memorandum of this Sublease without the consent of IP and Landlord.

      IN WITNESS WHEREOF, IP and Exult have hereunto set their hands on said day and year first above written.

                                          INTERNATIONAL PAPER COMPANY
Witness:


__________________________                By:____________________________

                                          EXULT, INC.
Witness:

__________________________                By:____________________________
                                          Name: _________________________
                                          Title: ________________________

                                   EXHIBIT "A"

                                   PRIME LEASE

================================================================================


                                 LEASE AGREEMENT



                                     BETWEEN



                              AMB PROPERTY II, L.P.

                                  as Landlord,

                                       and

                           INTERNATIONAL PAPER COMPANY

                                    as Tenant


                                FOR THE PREMISES

                     Willow Lake Business Park Building Ten


================================================================================

                                TABLE OF CONTENTS


                                                                                           PAGE
                             ARTICLE I
                             DEFINITIONS.....................................................1

                             ARTICLE II
                             CONSTRUCTION....................................................7

2.01      Construction Drawings..............................................................7
2.02      Tenant Review of Buildout Cost.....................................................7
2.03      Commencement of Construction.......................................................8
2.04      Tenant Changes to Construction Drawings............................................8
2.05      Inspections by Tenant..............................................................8
2.06      Substantial Completion.............................................................9
2.07      Tenant Set Up Work.................................................................9
2.08      As Built Plans.....................................................................9
2.09      Commencement Agreement.............................................................9
2.10      Landlord's Inability to Complete Interior...........................................
          Modifications Due to Tenant Delay..................................................9
2.11      Completion in Phases..............................................................10
2.12      Construction Defects..............................................................11

                             ARTICLE III
                             TERM...........................................................11

3.01      Primary Term......................................................................11
3.02      Option to Extend..................................................................11

                             ARTICLE IV
                             BASE RENT......................................................12

4.01      Base Rent During Primary Term.....................................................12
4.02      Base Rent During First Extended Term..............................................12
4.03      Time for Payment of Rent..........................................................12
4.04      Change in Base Rent Attributable to.................................................
          Change in Landlord's Buildout.....................................................12
4.05      Rent for Space Currently Sublet...................................................13

                             ARTICLE V
                             TAXES..........................................................13

5.01      Franchise and Sales Taxes.........................................................13
5.02      Impositions.......................................................................13
5.03      Tenant's Contest of Impositions...................................................13
5.04      P.I.L.O.T. Program................................................................14


                             ARTICLE VI
                             OPERATING COSTS................................................14

6.01      Tenant's Proportionate Share of

          Operating Costs...................................................................14
6.02      Audit of Operating Costs..........................................................14
6.03      Allocation of Common Operating Costs..............................................15

                             ARTICLE VII
        TENANT'S USE AND MAINTENANCE OF THE PREMISES........................................15

7.01      Purpose...........................................................................15
7.02      Repairs and Maintenance...........................................................15
7.03      HVAC Maintenance..................................................................16
7.04      Compliance With Laws..............................................................16
7.05      End of Term.......................................................................17

                             ARTICLE VIII
                             LANDLORD'S OBLIGATIONS.........................................17

8.01      Landlord's Repair Obligation......................................................17
8.02      Covenant of Quiet Enjoyment.......................................................18

                             ARTICLE IX
                             ALTERATIONS AND SIGNAGE........................................18

9.01      Alterations.......................................................................18
9.02      Signage...........................................................................19

                             ARTICLE X
                             INSPECTION.....................................................19

                             ARTICLE XI
                             UTILITIES......................................................20

                             ARTICLE XII
                             ASSIGNMENT AND SUBLETTING......................................20

12.01     Requirement of Landlord Consent...................................................20
12.02     Transfers to Affiliates...........................................................20
12.03     Notice of Proposed Assignment.....................................................20
12.04     Transfer Premium..................................................................21

                             ARTICLE XIII
                             INSURANCE......................................................21

13.01     Casualty Insurance................................................................21
13.02     Loss of Rent Insurance............................................................21
13.03     Landlord's Liability Insurance....................................................21
13.04     Tenant's Liability Insurance......................................................21
13.05     Evidence of Insurance.............................................................21
13.06     Waiver of Subrogation.............................................................22

                             ARTICLE XIV
                             DAMAGE OR DESTRUCTION..........................................22

                             ARTICLE XV

                             CONDEMNATION...................................................22

                             ARTICLE XVI
                             INDEMNIFICATION................................................23

16.01     Liability.........................................................................23
16.02     Hazardous Materials...............................................................24
16.03     Environmental Report at Lease Expiration..........................................24

                             ARTICLE XVII
                             HOLDING OVER...................................................25

                             ARTICLE XVIII
                             TENANT'S DEFAULT...............................................25

18.01     Events of Default.................................................................25
18.02     Landlord's Remedies Upon an Event of Default......................................26

                             ARTICLE XIX
                             LANDLORD'S DEFAULT.............................................27

14.01     Tenant's Remedies.................................................................27
14.02     Landlord's Failure to Pay Mortgage Debt...........................................27

                             ARTICLE XX
                             ATTORNEY FEES..................................................28

                             ARTICLE XXI
                             SUBORDINATION..................................................28

                             ARTICLE XXII
                             MECHANIC'S LIENS...............................................29

                             ARTICLE XXIII
                             NOTICES........................................................29

                             ARTICLE XXIV
                             MISCELLANEOUS..................................................31

24.01     Gender............................................................................31
24.02     Binding Effect....................................................................31
24.03     Captions..........................................................................31
24.04     Entire Agreement..................................................................31
24.05     Changes in Writing................................................................31
24.06     Obligations Survive Expiration....................................................31
24.07     Partial Invalidity................................................................32
24.08     Estoppel Certificates.............................................................32
24.09     Memorandum of Lease...............................................................32
24.10     Brokerage.........................................................................32
24.11     Landlord Limited Liability........................................................32

                             ARTICLE XXV
                             SPECIAL PROVISION..............................................33

25.01     Drinking Water....................................................................33
25.02     Amenities.........................................................................33
25.03     Termination of Building Eight Leases..............................................33
25.04     Contingency.......................................................................33


                              SCHEDULE OF EXHIBITS

Legal Description of Building...............................Exhibit A
Legal Description of
    Additional Parking Lot..................................Exhibit B
Floor Plan of Building .....................................Exhibit C

                                      LEASE


        THIS LEASE is made as of the _____ day of ______________, 1999 between AMB Property II, L.P., a Delaware limited partnership (hereinafter called "Landlord"); and International Paper Company, a New York corporation (hereinafter called "Tenant").

                                   BACKGROUND

        The Building (as hereinafter defined) is currently occupied and constructed for warehouse and distribution uses and Tenant currently sublets approximately 17,743 s.f. of space within the Building from the current tenant of the Building. The parties propose that as soon as Landlord is able to obtain occupancy of the Building from the current tenant pursuant to a lease termination agreement to be entered in to with the current tenant, that Landlord will improve the Building to convert it from a warehouse distribution use to an office building use to be occupied by Tenant pursuant to the terms and conditions of this Lease and that at the termination of this Lease, Landlord then intends to convert the Building back to a warehouse and distribution use.

                                      TERMS

        For and in consideration of the rentals hereinafter reserved and the covenants and agreements herein contained, Landlord does hereby lease to Tenant, and Tenant does take and lease from Landlord the real property and improvements hereinbelow described for the term indicated at the rentals and upon and subject to the terms and conditions stated herein.

                                    ARTICLE I
                                   DEFINITIONS

        The terms defined in this Article shall, for all purposes of this Lease and all future agreements which may become supplemental thereto, have the meanings herein specified.

        "Additional Parking Lot" means the parking lot to be constructed as part of the Interior Modifications on the land legally described in Exhibit B annexed hereto.

        "Affiliate" means a foreign or domestic affiliate of Tenant's as defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

        "Architect" means Denton Architecture or some other architect mutually agreed upon between Landlord and Tenant.

        "Building" means that certain building having a property address of 4049 Willow Lake Boulevard, Willow Lake Business Park, Memphis, Tennessee 38118, which Building is sometimes referred to by the Landlord as Willow Lake Business Park Building Ten. The Building is comprised of approximately 217,743 rentable square feet of space and the Building is legally described in Exhibit A annexed hereto.

        "Buildout Cost" means the cost of the design (including architecture and engineering), permitting and legal work, supervision and management and construction of the Interior Modifications. The Buildout Cost includes the Buildout Cost with respect to the construction of the Additional Parking Lot and the Buildout Cost also includes all costs associated with the installation of a traffic signal at the Development's main entrance including the cost of the traffic signal and any impact or mitigation fees.

        "Commencement Date" means the date that the Interior Modifications have been Substantially Completed, subject, however, to any accelerations due to a Tenant Delay.

        "Computer Support Systems" means any additional fire suppressant system in excess of normal and customary office use, any emergency generator, and any uninterruptible power supply.

        "Construction Drawings" means, with respect to the Interior Modifications, mutually agreed upon plans and specifications.

        "Development" means the Building together with all other land and improvements within Willow Lake Business Park.

        "Effective Date" means the date this Lease is signed by Landlord.

        "Events of Default" means those events of default specifically identified in this Lease.

        "Expiration Date" means the last day of the tenth Lease Year. If the term of this Lease has been extended pursuant to an option to extend granted to Tenant under this Lease, then the Expiration Date will mean the last day of the extended term.

        "General Contractor" means Grinder Taber and Grinder, Inc. or some other general contractor mutually agreed upon between Landlord and Tenant.

        "Hazardous Material" means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Premises or its use, including but not limited to any material, substance or waste which is: (1) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317) as amended; (b) defined as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et. seq.) as amended; or (c) defined as a hazardous waste substance under
Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. Section 9601 et. seq.) as amended.

        "Impositions" means all real estate taxes and installments of special assessments levied against the Premises and attributable to any period of time included within the term of this Lease.

        "Interior Modifications" means the construction work that Landlord has agreed to do as set forth in the Construction Drawings. The Interior Modifications include the construction of the Additional Parking Lot and the installation of a traffic signal at the entrance to the Development. The Interior Modifications shall not include any Computer Support Systems.

        "Landlord's Buildout Cost" means the Buildout Cost minus the Tenant's Share.

        "Lease" means this lease agreement including all exhibits attached hereto.

        "Lease Year" means, as to the first Lease Year, the 365 day period beginning on the Commencement Date (366 day period if February 29 falls within such Lease Year), provided, however, that if the Commencement Date is a day other than the first day of a calendar month, then the first Lease Year shall instead be measured from the first day of the calendar month immediately following the calendar month within which the Commencement Date falls. Thereafter, each succeeding Lease Year shall be the 365 day period (366 day period if February 29 falls within such period) immediately following the end of the prior Lease Year. By way of example, if the Commencement Date is October 24, 1999, then each Lease Year would run from November 1 through October 31.

        "Operating Costs" means all costs and expenses paid or incurred by Landlord or on Landlord's behalf in connection with the ownership, management, repair, replacement, remodeling, maintenance and operation of the Premises, including, without limitation, all assessments due to deed restrictions and/or owner's associations which accrue against the Premises, Impositions, the costs of maintaining and repairing parking lots, parking structures, easements, landscaping, property management fees, utility costs to the extent not separately metered, insurance premiums, and depreciation of the costs of replacement of the Premises and improvements in the Development but not including any Structural

Repairs which are normally chargeable to capital accounts under sound accounting principles. The term Operating Costs does not include; (i) costs of alterations of tenants' premises; (ii) costs of curing construction defects; (iii) interest and principal payments on mortgages, and other debt cost; (iv) real estate brokers' leasing commissions or compensation; (v) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise; (vi) cost of legal and other professional fees incurred in preparing, negotiating and executing leases; (vii) costs of electrical energy furnished and metered directly to tenants of the Building; (viii) executive salaries except to the extent reasonable and directly allocable to the operation of the Premises; (ix) franchise or income taxes imposed upon the Landlord; (x) costs incurred by the Landlord including legal and other professional fees, as a result of a breach (or claim thereof) by any tenant or the Landlord of their lease obligations;
(xi) increased insurance premiums caused by acts of other tenants within the Development; (xii) depreciation of real property and improvements (xiii) costs of a capital nature; (xiv) costs incurred by the gross negligence or willful acts of the Landlord. Notwithstanding anything contained herein to the contrary, depreciation of any capital improvements which are intended to reduce Operating Costs, or are required under any governmental laws, regulations or ordinances which were not applicable to the Premises or the Development at the time it was constructed, or are recommended by the N.F.P.A. Life Safety Code, shall be included in Operating Costs. If Landlord selects the accrual method of accounting rather than the cash accounting method for Operating Costs purposes, Operating Costs shall be deemed to have been paid when such expenses have accrued all in accordance with generally accepted accounting principals. Certain of the costs of management, operation and maintenance of the Premises may be common to all of the improvements within the Development owned by Landlord and Tenant consents to Landlord's allocation of such common costs among the various improvements owned by Landlord within the Development and the amount of such common costs allocated by Landlord to the Premises shall be deemed an Operating Cost, provided that the allocation method used by Landlord is reasonable and provided that the determination of such costs and the allocation of all or part thereof to Operating Costs hereunder shall be in accordance with generally accepted accounting principles applied on a consistent basis. Landlord may, in a reasonable manner taking into account any increased premiums, if any, due to any special uses of other tenants in the Development, allocated insurance premiums for so called "blanket" insurance policies which insure other properties as well as the Premises and said allocated amount shall be deemed to be an Operating Cost.

        "Permitted Use" means the use of the Building as an office facility and such other purposes that are usual in connection therewith and the use of the Additional Parking Lot for parking purposes.

        "Phase I Portion of the Building" means the portion of the Building comprised of approximately 105,118 s.f. situated in the most northern half of the warehouse portion of the Building. The location of the Phase I Portion of the Building is identified in the floor plan of the Building annexed hereto as Exhibit C.

        "Phase II Portion of the Building" means the portion of the Building not comprised of the Phase I Portion of the Building. The location of the Phase II Portion of the Building is identified in the floor plan of the Building annexed hereto as Exhibit C.

        "Phase I Target Delivery Date" means January 31, 2000 plus a number of days thereafter equal to the sum of (i) the number of days from September 3, 1999 through the Effective Date"; and (ii) the number of Tenant Delay days.

        "Phase II Target Delivery Date" means April 1, 2000 plus a number of days thereafter equal to the sum of (i) the number of days from September 3, 1999 through the Effective Date"; and (ii) the number of Tenant Delay days.

        "Public Accommodation Law" means any and all applicable laws, regulations and building codes governing non-discrimination and public accommodations and commercial facilities including, without limitation, the requirements of the Americans with Disabilities Act, 42 USC 12-101 and all regulations and promulgations thereunder.

        "Punch List Items" means, with respect to the Interior Modifications, details of construction, decoration, mechanical adjustment, and landscaping, which, in the aggregate, are minor in character and do not materially interfere with Tenant's use or enjoyment of the Premises. Punch List Items shall be completed within thirty (30) days after Substantial Completion.

        "Premises" means the entire Building. The Premises shall also include the Additional Parking Lot.

        "Proportionate Share" means one hundred percent (100%).

        "Renewal Notice" means written notice that Tenant intends to exercise an option to extend granted to Tenant under this Lease. A Renewal Notice, to be effective, must be received by Landlord no later than 365 days prior to the Expiration Date, time being of the essence.

        "Rent" means the sum of the monthly base rent plus the additional rent as provided in Section 6.01 of this Lease together with all sales tax to be collected thereon. Notwithstanding anything in the Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as Rent, shall constitute additional rent.

        "Specialty Items" means a special air conditioning system and raised computer flooring in accordance with plans and specifications provided by Tenant. Specialty Items also include the generator package and data and telecom cables.

        "Structural Repairs" means repairs and replacements to the Building's foundations, load-bearing walls, columns and joists and replacement of roofing and roof deck.

        "Substantial Completion" will occur when (i) the Interior Modifications have been completed except for Punch List Items; (ii) all of the Building's sanitary, electrical, heating, ventilating, air conditioning and other systems, to the extent they serve the Building, shall be completed and in good order and operating condition except for Punch List Items; (iii) Landlord shall have obtained a permanent Certificate of Occupancy for the Building, permitting legal use of the Building for the Permitted Use; and (iv) Landlord shall have delivered to Tenant written certification that Landlord has met its obligations under clauses (i) through (iii) of this paragraph along with a current list of Punch List Items, certified by the Architect; provided, however, that, if and to the extent compliance with any of the conditions set forth in clauses (i) through (iii) above would have occurred earlier but for a Tenant Delay, then compliance with such condition shall be deemed to have occurred on the date it would have occurred but for the Tenant Delay. If there is a dispute as to whether Substantial Completion has been achieved, Landlord shall be deemed to have substantially completed its work upon the certification of the Architect together with the issuance of a Certificate of Occupancy.

        "Superior Mortgagee" means a bank, insurance company or other institutional lender now or hereafter holding a mortgage or deed of trust encumbering the Premises. The current Superior Mortgagee is The Prudential Insurance Company of America, a New Jersey corporation whose notice address is Two Ravinia Drive, Suite 1400, Atlanta, Georgia 30346-2110.

        "Tenant Delay" means, with respect to the construction of the Interior Modifications, any one or more of (i) Tenant's failure to agree to plans, specifications, and/or cost estimates within the required response date specified in this Lease, or if none is specified, within seven business days of Tenant's receipt of such plans, specifications and/or cost estimates, provided, however, that if Tenant's approval is dependant upon a review by a Tenant construction consultant based outside of Memphis, Tennessee, then ten business days will be substituted for seven business days; (ii) Tenant's request for materials, finishes or installations other than in Building standard; (iii) Tenant's changes in the Construction Drawings; or (iv) Tenant's failure to timely pay the Tenant Share.

        "Tenant Share" means the portion of the Buildout Cost, including construction management fees, attributable to (i) the generator package; (ii) data telecom cables; (iii) all costs associated with the traffic signal to be installed at the main entrance to the Development including impact fees and traffic mitigation charges; and (iv) any change orders required by Tenant and agreed to by Landlord that increase the Buildout Cost. The Tenant Share shall be paid by Tenant to Landlord within ten business days of the determination of the amount, from time to time determined, provided, however, that the portion of the Tenant Share attributable to the traffic signal at the entrance to the Development will not be required to be paid until thirty days of the determination of the amount.

        "Term", "term" or "rental term" means the primary term of this Lease. If the term of this Lease has been extended pursuant to an option granted to Tenant under this Lease to extend the term or pursuant to any amendment to this Lease extending the term, then such extended term shall be included as part of the term.

        "Transfer Premium" means all rent, additional rent or other consideration payable by an assignee or subtenant (other than an Affiliate) in excess of the Rent (including Impositions) payable by Tenant under this Lease (on a per rentable square foot basis in the case of a subletting where the subletting is for less than the entire Premises) after deducting the reasonable expenses incurred by Tenant for (i) any Landlord consented to changes, alterations and improvements to the Premises in connection with the assignment or subletting; and (ii) any brokerage commissions in connection with the assignment or subletting.

                                   ARTICLE II
                                  CONSTRUCTION

        2.01 Construction Drawings. As soon as is practical immediately following the Effective Date, Landlord will instruct the Architect to prepare the Construction Drawings in accordance with preliminary plans that were approved by Tenant prior to the Effective Date. Upon Tenant's receipt of the Construction Drawings, Tenant will have seven business days to review the Construction Drawings. Unless, within such seven business day period, Tenant provides Landlord with written notice that the Construction Drawings are not acceptable (such written notice must specify with particularity the deficiencies in the Construction Drawings), the Construction Drawings will be deemed accepted by Tenant. If Landlord and Tenant have failed to reach an agreement on the Construction Drawings within sixty (60) days of the

Effective Date, then Landlord may terminate this Lease.

        2.02 Tenant Review of Buildout Cost. Tenant, prior to the Effective Date, has approved the General Contractor's bid which is on a cost plus basis. Tenant shall have the right to review and approve all major subcontractor bids. Tenant shall not unreasonably withhold or delay approval of any subcontractor bids. Furthermore, Tenant shall have the right to audit the total Buildout Cost during and at the completion of project construction for the purpose of determining the actual Buildout Cost.

        2.03 Commencement of Construction. Upon Tenant's written approval or Tenant's deemed approval of the Construction Drawings, and the selection of the general contractor and the execution of the construction contract, whichever occurs first, Landlord will then make application for, and pursue the issuance of the building permit required for it to construct the Interior Modifications. Upon the issuance of a building permit, Landlord will then promptly commence, and shall pursue with due diligence and continuity until completion, the construction of the Interior Modifications in accordance with the Construction Drawings, subject, however, to the right of Landlord to make non-material changes in design or construction which are necessary, in Landlord's reasonable judgment, provided that such changes do not increase the Tenant Share.

        2.04 Tenant Changes to Construction Drawings. Tenant may propose changes to the Construction Drawings provided that Landlord may refuse to make any changes proposed by Tenant which would delay the progress of Landlord's work by more than thirty days, in the aggregate, or which involves a material deviation from the Construction Drawings, or in any way increases the cost to Landlord of constructing the Interior Modifications in excess of five percent, in the aggregate, of the initial budgeted amount. Any changes to the Construction Drawings ("Change Orders") required by Tenant must be requested through the Architect and approved in writing by Landlord and Tenant prior to construction. Wherever practical, Change Orders shall specify the number of days of Tenant Delay and/or the amount of the Tenant Share, if any.

        2.05 Inspections by Tenant. Tenant may inspect the construction of the Interior Modifications and furnish to Landlord in writing Tenant's approval or disapproval of the work done through the date of such inspection. Tenant's sole basis for disapproval of any such work shall be the failure of such work to comply with the Construction Drawings.

        2.06 Substantial Completion. Landlord will notify Tenant in writing as soon as Landlord has Substantially Completed the Interior Modifications. If Tenant believes that the Interior Modifications have not been Substantially Completed, Tenant must notify Landlord in writing of Tenant's objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as Landlord deems such corrective action has been completed so that the Interior Modifications are Substantially Completed. The taking of possession of the Premises by Tenant shall be deemed conclusively to establish that the Landlord has completed all work required to be performed by Landlord to get the Premises ready for Tenant's occupancy and that the Premises are in good and satisfactory condition, as of when possession was so taken, Punch List Items excepted. Except as otherwise expressly set forth in this Lease, Tenant acknowledges that no representations as to the repair or improvement of the Premises or the Development have been made by Landlord.

        2.07 Tenant Set Up Work. Prior to the Commencement Date and provided that Tenant does not interfere with Landlord's construction of the Interior Modifications, Tenant shall have the right to setup furniture, fixtures and equipment and perform wiring and cabling. All work not within the scope of Landlord's construction of the Interior Modifications, such as installation of furniture, telephone equipment, and office equipment, shall be furnished and installed by Tenant at Tenant's expense. Tenant shall conduct its work in such a manner so as to maintain harmonious labor relations and so as not to interfere unreasonably with or delay the work of Landlord's contractors. Tenant's contractors, subcontractors and labor shall be reasonably approved by Landlord and shall be subject to the administrative supervision of Landlord's construction manager. All work performed by Tenant or at Tenant's direction shall conform to and comply with any and all local and state building codes, ordinances and the N.F.P.A. Life Safety Code.

        2.08 As Built Plans. On the Commencement Date or occupancy of the Premises by Tenant, if later, Landlord shall deliver to Tenant four complete sets of "as built" plans and specifications for the Interior Modifications, together with a certificate of the Architect that the Interior Modifications have been completed in accordance with the Construction Drawings. In addition, Landlord shall make available to Tenant from time to time upon request copies of the "as built" plans and specifications for the Building. Such plans and specifications for the Building shall be made available at the Architect's offices and may not be removed or copied without Landlord's consent.

        2.09 Commencement Agreement. Within thirty (30) days after Substantial Completion, Landlord and Tenant shall execute an agreement supplementary hereto, setting forth the Commencement Date and the Expiration Date.

        2.10 Landlord's Inability To Complete Interior Modifications

Due To Tenant Delay. If Landlord is delayed in the Substantial Completion of the Interior Modifications as a result of a Tenant Delay, then in that event the Commencement Date shall be accelerated by the number of days of such Tenant Delay. In addition, if Landlord cannot Substantially Complete the Interior Modifications as a result of a Tenant Delay, Landlord may, at its sole and absolute discretion, complete so much of the Interior Modifications as may be practical under the circumstances and, by written notice to Tenant, establish the Commencement Date as the date of such partial completion, subject to any accelerations due to any Tenant Delay, or if Tenant has not cured such Tenant Delay within sixty days of Landlord's written notice to Tenant advising of the Tenant Delay, then Landlord, in Landlord's sole and absolute discretion, may elect to terminate the Lease in which case Tenant shall be liable for, as liquidated damages, all Buildout Costs expended by Landlord through the date of termination together with the monthly Rent and Impositions that would have been paid for the first Lease Year.

        2.11 Completion in Phases. The Interior Modifications will be completed in two phases. The first phase will be the completion of the Phase I Portion of the Building and the second phase will be the completion of the Phase II Portion of the Building. Landlord will endeavor to complete the Phase I Portion of the Building on or before the Phase I Target Delivery Date and Landlord will endeavor to complete the Phase II Portion of the Building on or before the Phase II Target Delivery Date. Upon the Substantial Completion of the Phase I Portion of the Building and provided that a partial certificate of occupancy can be obtained enabling Tenant to do business from the Phase I Portion of the Building, Tenant will be given occupancy of the Phase I Portion of the Building. Within ten business days of the date that Tenant is given occupancy of the Phase I Portion of the Building, Tenant will vacate and surrender possession to Landlord of the approximately 17,743 s.f. of space within the Building that Tenant is currently in occupancy of pursuant to a sublease from the existing tenant of the Building(1) in order that Landlord can then begin and complete the balance of the Interior Modifications. Notwithstanding the completion of the Phase I Portion of the Building and notwithstanding any right of Tenant to occupancy of the portion of the Building currently being sublet by Tenant, the Commencement Date and Expiration Date shall each continue to be determined based on the Substantial Completion of the entire Premises and shall not be based on the Substantial Completion of the Phase I Portion of the Building. In such event, the taking of possession of the Phase I Portion of the Building by

--------
(1) Until such time, Tenant shall be permitted to continue to occupy the approximately 17,743 s.f. of space in the Building that Tenant is currently subletting, it being agreed and understood that occupancy will be pursuant to the terms of this Lease and not pursuant to any sublease agreement, such sublease agreement to end as of the date of the termination of the lease between Landlord and the current tenant of the Building.

Tenant shall only be deemed conclusively to establish that the Landlord has completed all work required to be performed by Landlord to get the Phase I Portion of the Building ready for Tenant's occupancy and that the Phase I Portion of the Building is in good and satisfactory condition, as of when possession was so taken, Punch List Items excepted.

        2.12 Construction Defects. After entering into occupancy of any part of the Premises Tenant shall, within ninety (90) days, bring to Landlord's attention any deficiencies in construction which come to Tenant's attention, and Landlord shall promptly correct the same at Landlord's expense. Tenant acknowledges that any Computer Support Systems for the Premises will be supplied and installed by a vendor selected by Tenant, at Tenant's direction and expense. Landlord shall not be responsible for the repair, maintenance or replacement of any part of any Computer Support System. Landlord will contract for the installation of any Specialty Items in accordance with plans and specifications provided by Tenant if provided for in the Construction Drawings. Landlord's sole representation and warranty with respect to any Specialty Items is that they will be installed in accordance with Tenant's plans and specifications. Landlord shall have no liability if it is subsequently determined that the Specialty Items are not fit for the purpose for which they are intended by any reason other than the failure to install in accordance with Tenant's plans and specifications. By way of example, Landlord shall have no liability to Tenant if it is subsequently determined that a larger air conditioning system is needed in order to keep Tenant's computer hardware operational. Further, Tenant shall have thirty days (the "Inspection Period") from the date of the installation of any Specialty Items within which to advise Landlord in writing of Landlord's failure to install the Specialty Items in accordance with Tenant's plans and specifications, detailing with specificity any objections and required corrections. After the Inspection Period, Landlord shall have no liability to Tenant whatsoever with respect to the Specialty Items, except as to those items that Tenant timely requested correction of within the Inspection Period.

                                   ARTICLE III
                                      TERM

        3.01 Primary Term. The primary term of this Lease shall be for a period commencing on the Commencement Date and ending on the last day of the tenth Lease Year.

        3.02 Option to Extend. Provided Tenant is not in default of the terms of this Lease, Tenant shall have the right, at its option, to renew and extend the term of this Lease for a renewal term of five (5) years (the "First Extended Term"). To exercise its option to renew and extend the term of this Lease for the First

Extended Term, Tenant must timely provide Landlord with the Renewal Notice. Upon Landlord's timely receipt of the Renewal Notice, the term of this Lease shall be extended to include the First Extended Term. Extension shall be upon the same terms and conditions as the primary term, except that (i) the base rent during the First Extended Term shall be determined according to Section 4.02, and (ii) exercise of such option shall not be deemed to entitle Tenant to any additional options unless Landlord and Tenant shall specifically so provide in writing, and
(iii) if Tenant does not meet any of the requirements of this Section 3.02 including the timely providing of the Renewal Notice, then this Section 3.02 will become null and void and with no avail.

                                   ARTICLE IV
                                    BASE RENT

        4.01 Base Rent During Primary Term. Tenant agrees to pay to Landlord base rent for the Premises, without demand, deduction or set off, for the entire primary term hereof beginning on the Commencement Date at the rate of $157,319.32 a month ($8.67 s.f.), provided, however, that beginning on the first day of the sixth Lease Year and continuing during the remainder of the primary term, the monthly base rent amount shall increase to $165,484.68 a month ($9.12 s.f.). If the Commencement Date is a day other than the first day of a calendar month, then for the initial partial month, Tenant agrees to pay a per diem base rental of $5,243.98 a day for each day of the partial month beginning on the Commencement Date and ending on the last day of the partial month in which the Commencement Date falls. Tenant shall not be required to pay base rent for any period of time beginning on the date Tenant takes occupancy of the Phase I Portion of the Building and ending on the day immediately preceding the Commencement Date.

        4.02 Base Rent During First Extended Term. If the term of this Lease has been extended pursuant to Tenant's exercise of Tenant's First Extended Term option, then the monthly base rent amount payable by Tenant during the First Extended Term shall be $75,302.79 a month.

        4.03 Time For Payment of Rent. The first month's Rent shall be paid simultaneously with the execution of this Lease. Thereafter, each monthly installment of Rent shall be due and payable on or before the first day of the calendar month for which such Rent is payable.

        4.04 Change in Base Rent Attributable to Change In Landlord's Buildout Cost. The base rent amounts specified in Section 4.01 have been calculated based on the sum of (i) an agreed upon warehouse space base rental rate of $3.00 s.f. for Lease Years 1 through 5 and $3.45 s.f. for Lease Years 6 through 10; (ii) an agreed upon rental rate for the Additional Land of $0.18 s.f. for the entire primary term; (iii) an agreed upon $0.20 s.f. attributable to demolition costs that might be incurred to convert the Building from office use to warehouse and distribution use after the end of the term; and (iv) $5.29 s.f. attributable to the cost of the Interior Modifications which was calculated based on a projected Landlord's Buildout Cost of $7,148,871.95 which was then reduced by a $177,430.00 tenant improvement allowance built in to the calculation, which resulting difference was then amortized over the ten year primary term using an eleven percent (11%) interest factor.

If Landlord's Buildout Cost is less than or greater than $7,148,871.95, then the base rent amounts specified in Section 4.01 for the primary term shall be increased or decreased, as the case may be, so that in lieu of the $5.29 s.f. component of base rent attributable to the cost of the Interior Modifications, there is instead substituted an amount equal to Landlord's Buildout Cost reduced by $177,430.00 and amortized with an eleven percent (11%) interest factor over the ten year primary term.

Nothing contained in this Section shall be construed to require an increase or decrease in the base rent amount specified in Section 4.02 to be paid during the First Extended Term.

        4.05 Rent for Space Currently Sublet. Tenant shall pay to Landlord the sum of $155,018 as rent for the use and occupancy of the approximately 17,743 s.f. of space within the Building that Tenant is currently in occupancy of pursuant to a sublease agreement with the existing tenant of the Building. The foregoing rental shall be paid in two equal installments, the first installment being due on November 1, 1999 and the second installment being due on December 1, 1999. The foregoing rent shall be for the period beginning on the date the lease is terminated with the existing tenant of the Building (thereby terminating the sublease) and ending on the date that Tenant is required to vacate and surrender possession to Landlord in order that Landlord can complete the Interior Modifications.

                                    ARTICLE V
                                      TAXES

        5.01 Franchise and Sales Taxes. Tenant shall be responsible to pay before delinquency all franchise taxes, assessments, levies or charges measured by or based in whole or in part upon the rents payable hereunder by Tenant and all sales taxes and other taxes imposed upon or assessed by reason of the rents and other charges payable hereunder.

        5.02 Impositions. Impositions will be payable as additional rent as part of Tenant's Proportionate Share of Operating Costs.

        5.03 Tenant's Contest of Imposition. Tenant may contest in good faith and at its expense the amount and validity of any Imposition that it is obligated to pay as part of its Proportionate share of Operating Cost and, if successful in that regard, Tenant shall be entitled to recover from Landlord any refund paid to Landlord as a result of that successful contest. Landlord shall join in any contest undertaken by Tenant in accordance with the foregoing at Tenant's expense if the provisions of any law, rule or regulation at the time in effect require that the proceedings be brought by or in the name of Landlord.

        5.04 P.I.L.O.T. Program. Landlord agrees to cooperate with Tenant in enabling the Premises to qualify under the P.I.L.O.T. program including, to the extent required in order to be eligible, conveying ownership of the Premises to the Industrial Development Board of the City of Memphis and County of Shelby, Tennessee, a public not for profit corporation of the State of Tennessee subject to a lease back by Landlord. The foregoing is subject to (i) Landlord not being required to incur any cost or expense; and (ii) the Superior Mortgagee consenting.

                                   ARTICLE VI
                                 OPERATING COSTS

        6.01 Tenant's Proportionate Share of Operating Costs. Beginning on the Commencement Date and continuing during the entire term(2), Tenant shall pay to Landlord as additional rent, its Proportionate Share of Operating Costs. Any payments with respect to any partial calendar year in which the term commences or ends shall be prorated. Tenant agrees to initially pay $19,960.00 per month as an escrow amount for Operating Costs. Thirty (30) days prior to the commencement of each calendar year Landlord shall deliver to Tenant its estimate (or revised estimate) of Tenant's Proportionate Share of Operating Costs payable under this Section 6.01 for such calendar year. On or before the first day of the next month and on or before the first day of each month thereafter, Tenant shall pay to Landlord as additional rent such amount as Landlord reasonably determines to be necessary to bring and keep Tenant current. By April 1 of the next succeeding calendar year, Landlord shall deliver to Tenant a statement showing the total amount payable by Tenant under this Section 6.01 for the immediately preceding calendar year (the "Year End Statement"). Such statement shall contain sufficient detail for Tenant to identify the specific Operating Costs. If such statement shows an amount due from Tenant that is less than the estimated payments previously paid by Tenant, it shall be accompanied by a refund of


--------

(2) Tenant shall not be required to pay additional rent pursuant to this Section attributable to any period beginning on the date Tenant has received possession of the Phase I Portion of the Building and ending on the day immediately preceding the Commencement Date.

the excess to Tenant or at Landlord's option the excess shall be credited against the next monthly installment of Rent. If such statement shows an amount due from Tenant that is more than the estimated payments paid by Tenant, Tenant shall pay the deficiency to Landlord, as additional rent. If an amount is due and is not paid within thirty (30) days after the date of Landlord's statement to Tenant, Tenant shall pay a late fee of 10% of the unpaid balance.

        6.02 Audit of Operating Costs. Tenant or its representatives shall have the right after seven (7) days prior written notice to Landlord to examine Landlord's books and records of Operating Costs during normal business hours within forty five (45) days following the furnishing of the Year End Statement to Tenant. Unless Tenant takes written exception to any item within sixty (60) days following the furnishing of the Year End Statement to Tenant (which item shall be paid in any event), such Year End Statement shall be considered as final and accepted by Tenant. The taking of exception of any item shall not excuse Tenant from the obligation to make timely payment based upon the statement as delivered by Landlord. If Tenant takes exception to any item, Tenant must state with particularity the basis of the objection and the amount of objection. Amounts objected to having a reasonable basis in fact and law, as reasonably determined by Landlord, shall be paid by Tenant to the trust account of a mutually acceptable attorney or title company to be held in escrow pending resolution of the objection. If the matter cannot be satisfactorily resolved within sixty days of the date of deposit into the escrow account, then Tenant must commence an action in the appropriate court of competent jurisdiction seeking a determination of the correct amount, the filing to be within seventy five days of the date of deposit into the escrow account. Failure to timely do so will entitle Landlord to have the escrowed funds distributed to Landlord.

        6.03 Allocation of Common Operating Costs. With respect to the allocation of common operating costs among all of the improvements in the Development owned by Landlord, an appropriate adjustment must be made in a reasonable manner if, after taking into account all of the facts and circumstances as to the particular common expense, it would be materially unfair and inequitable to base the allocation solely on the basis of the respective square footage of each improvement sharing the common expense.

                                   ARTICLE VII
                  TENANT'S USE AND MAINTENANCE OF THE PREMISES

        7.01 Purpose. Tenant agrees it shall not use or suffer the Premises to be used for any disorderly or unlawful purpose. The Premises is to be used by Tenant solely for the Permitted Use.

        7.02 Repairs and Maintenance. Tenant shall at its own cost and expense keep and maintain all parts of the Premises and such portion of the Development within the exclusive control of Tenant in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original, including but not limited to, windows, glass and plate glass, doors, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, water heaters, dock boards, truck doors, dock bumpers, and plumbing work and fixtures. Tenant as part of its obligation hereunder shall keep the whole of the Premises in a clean and sanitary condition. Tenant will as far as possible keep all such parts of the Premises from deteriorating, ordinary wear and tear excepted, and from falling temporarily out of repair, and upon termination of this Lease in any way, Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty covered by insurance to be secured pursuant to Section
13.01 excepted. Tenant shall, at its own cost and expense, as additional rent, pay for the repair of any damage to the Premises, the Building or the Development resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering upon the Development as a result of Tenant's business activities or caused by Tenant's default hereunder. Landlord agrees to use its best efforts to have all system warranties received from the general contractor of subcontractors issued in the name of Landlord and Tenant, provided, however, that Tenant shall only have rights under the system warranties during the rental term including any extended term. If a system warranty cannot be issued in the joint name of Landlord and Tenant, then Tenant's obligation to replace a system shall be limited to the extent not covered under the system warranty.

        7.03 HVAC Maintenance. Tenant at its own cost and expense shall enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor approved by Landlord, for servicing all heating and air conditioning systems and equipment servicing the Premises and an executed copy of such contract shall be delivered to Landlord. This service contract must include all services suggested by the equipment manufacturer within the operations/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord may (but shall not be required to), upon notice to Tenant, elect to enter into such a maintenance service contract on behalf of Tenant or perform the work itself and, in either case, charge Tenant therefore, together with a reasonable charge for overhead.

        7.04 Compliance with Laws. Tenant covenants to comply with any and all laws, statutes, ordinances and regulations, federal, state, county or municipal, now or hereinafter in force applicable to the Premises relating to the use or occupancy thereof or to the making of repairs thereto, or of changes, alterations or improvements therein, ordinary or extraordinary, structural or otherwise, seen or unforeseen, including but not limited to the performance of any duty imposed upon the Landlord or Tenant by such laws, statutes, ordinances or regulations in respect to the sidewalks, curbs, streets or vaults adjacent to the Premises. The Tenant also covenants to comply with any and all regulations and rules applicable to the Premises issued by the Board of Fire Underwriters, or by any other body exercising similar functions, and insurance companies writing policies covering the Premises which now or hereafter may become applicable to the Premises. Tenant shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of or be imposed because of the failure of Tenant to comply with this section, and in any event agrees to indemnify the Landlord from all liability with reference to the same. The Landlord and Tenant shall each promptly give notice to the other in writing at the address listed in the Lease of any notice of violation received by the Tenant or Landlord, respectively. Without diminishing the obligation of the Tenant, if the Tenant shall at any time fail or neglect to comply, to the extent reasonably appropriate and as expeditiously as reasonably feasible, with any of said laws, rules, requirements, orders, directions, ordinances or regulations concerning or affecting the Premises or the use and occupation thereof, or of any building thereof, as hereinbefore provided, and, if a stay is necessary, shall have failed to obtain the stay or continuance thereof, the Landlord in addition to the other remedies shall be at liberty, after fifteen (15) days prior written notice to Tenant, to comply therewith, and reasonable expenses consequent thereon shall be borne and paid by the Tenant; upon Tenant's failure so to pay, Landlord may pay the same and any payments so made by the Landlord, together with interest thereon to be computed at the rate of fifteen percent (15%) per annum from date of payment shall be considered as additional rent to be added to the installment of Rent next accruing, and shall entitle Landlord to enforce any of the terms, provisions, conditions and covenants herein contained that may be applicable to such rent. Notwithstanding, Tenant shall not be required to make any structural repairs or alterations to the Building arising from any changes in the law unless resulting from Tenant's special use of the Building.

        7.05 End of the Term. Tenant covenants that on the last day of the term, it will peaceably and quietly leave and surrender the Premises in as good condition as they were at the commencement of the Lease term, ordinary wear and tear, repairs and replacements required herein to be made by Landlord, destruction or damage by fire, excepted.

                                  ARTICLE VIII
                             LANDLORD'S OBLIGATIONS

        8.01 Landlord's Repair Obligation. Landlord shall maintain in good repair, reasonable wear and tear and any casualty covered by the provisions of
Article XII excepted, all parts of the Development, other than Tenant's Premises or portions of the Development within the exclusive control of tenants of the Development, making all necessary repairs and replacements whether ordinary or extraordinary structural or nonstructural, including roof, foundation, structural floors (other than the raised computer flooring), walls, downspouts, gutters, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including any rail spur areas, exterior painting, exterior lighting, exterior signs and common sewage plumbing and maintenance of all paved areas including driveways and alleys, including, but not limited to, cleaning, repaving, restripping and resealing. Tenant shall immediately give Landlord written notice of any defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs, or maintenance or the curing of such defect for which Landlord is responsible under the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store front or office entry. If Landlord fails to perform maintenance or make repairs as required by the terms of this Lease within a reasonable time after written notice from Tenant to Landlord, then, upon prior written notice from Tenant to Landlord, Tenant may perform Landlord's maintenance or repairs and invoice Landlord for payment of said work.

        8.02 Covenant of Quiet Enjoyment. Landlord covenants that it now has or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions other conditions of record. Landlord represents and warrants that it has full authority and right to enter into this Lease and that Tenant, upon paying the Rent and other charges herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

                                   ARTICLE IX
                             ALTERATIONS AND SIGNAGE

        9.01 Alterations. Tenant shall not make any alterations, additions or improvements to the Premises (including, without limitation, the roof and wall penetrations) without the prior written consent of Landlord which consent shall not be unreasonably withheld. If Landlord shall consent to any alterations, additions or improvements proposed by Tenant, Tenant shall construct the same in accordance with all governmental laws, ordinances, rules and regulations and all requirements of Landlord's and Tenant's insurance policies and only in accordance with plans and specifications approved by Landlord. At the time Landlord consents to any such alterations, additions or improvements Landlord shall advise Tenant whether Tenant is required to remove such alterations, additions or improvements prior to the termination of the Lease. If Landlord does not so advise Tenant, then Tenant shall not be required to remove such items. Tenant may, without the consent of Landlord, but at its own cost and expense and in good workmanlike manner erect such shelves, bins, machinery and other trade fixtures as it may deem advisable, without altering the basic character of the Building or Development and without overloading the floor or damaging such Building or Development, and in such case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease if Tenant so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the Premises to their original primary structure or structural quality of the Building.

Tenant may, at its own cost and expense, without Landlord's consent, install, replace or remove any of Tenant's trade fixtures, furniture, demountable partitions and equipment (all hereinafter referred to as "Trade Fixtures"). Any or all such Trade Fixtures shall be and remain the property of Tenant, and may, at Tenant's option and expense, be removed by the Tenant at any time during the term of the Lease or at the lease expiration date. Tenant shall be liable for damages to the Premises caused by Tenant's removal of its Trade Fixtures.

        9.02 Signage. Tenant shall have the right, subject to Landlord's approval which approval shall not be unreasonably withheld, to place on or in the Building such signs conforming to all laws and municipal regulations as it deems necessary and proper in the conduct of its business.

                                    ARTICLE X
                                   INSPECTION

        Landlord and the Landlord's agents and representatives shall have the right to enter into or upon the Premises, or any part thereof, after reasonable notice to Tenant for the purpose of examining the same. Upon reasonable notice to Tenant, Landlord or Landlord's agents shall have the right to show the Premises to persons wishing to purchase or lease the same. During the three hundred and sixty five (365) day period prior to the expiration of the then existing term of the Lease or renewal thereof, the Landlord or Landlord's agent shall have the right to place the usual "for lease" or "for sale" notices on the Premises, and Tenant agrees to permit the same to remain thereon without hindrance or molestation.

                                   ARTICLE XI
                                    UTILITIES

        Tenant shall pay directly to the agencies and utilities providing such service for waste collection, water, sewer, electricity, gas or any other utility, all charges or rentals as may, during the term of this Lease, be assessed or imposed for the utilities supplied in or on the Premises, whether determined by meter or otherwise, as soon as the same may be payable. If such charges or rentals are not so paid within thirty (30) days after written notice from Landlord to Tenant, Landlord shall have the option of paying the amount due and if such option be exercised by Landlord, such amounts paid on behalf of Tenant shall be added to the base rental during the month next accruing. Tenant shall pay for all gas and electricity used in the Premises during the term of this Lease for whatever purposes. Landlord, however, agrees to provide at its cost, water and electricity gas and sewer connections to the Premises in accordance with the Construction Drawings. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

Notwithstanding the preceding, and solely with respect to the period of time beginning on the Effective Date and ending on the day immediately preceding the Commencement Date, Tenant will pay the following utility costs: (i) utility costs attributable to the 17,743 s.f. of space currently occupied by Tenant within the Building until the date that Tenant is given occupancy of the Phase I Portion of the Building ; and thereafter and until the day immediately preceding the Commencement Date (ii) two-thirds of the Building's utility costs.

                                   ARTICLE XII
                            ASSIGNMENT OR SUBLETTING

        12.01 Requirement of Landlord Consent. Tenant shall not assign or sublet its interests, or any portion thereof, under this Lease without first obtaining Landlord's consent in writing. Such consent shall not be unreasonably withheld. No consent in one instance shall prevent this provision from applying in each subsequent instance. This provision shall apply to all transfers by operation of law, including but not limited to mergers or any change of ownership of thirty percent (30%) or more of the stock of Tenant.

        12.02 Transfers to Affiliates. Tenant shall have the right to assign or sublet the Premises to any of its Affiliates upon five (5) days advance written notice to Landlord. No assignment or subletting shall relieve Tenant of continuing direct and primary liability under this Lease without written consent of Landlord. Such consent shall not be unreasonably withheld.

        12.03 Notice of Proposed Assignment. If Tenant desires to assign this Lease or sublet the Premises or any part thereof to other than an Affiliate, Tenant shall give Landlord written notice of such desire (and the name of the proposed assignee or sublessee) at least ten (10) business days in advance of the date Tenant proposes to make such assignment or subletting. The proposed subletting or assignment shall be subject to Landlord's approval, which will not be unreasonably withheld, and such approval shall be deemed given unless Tenant receives notice in writing of Landlord's disapproval within the ten (10) business days period. It is agreed that said assignment or sublet of Lease shall not relieve Tenant of its liabilities under the terms of the Lease.

        12.04 Transfer Premium. If Landlord consents to a proposed assignment or subletting and such is actually made, Tenant agrees to pay to Landlord fifty percent (50%) of any Transfer Premium other than any Transfer Premium payable by an Affiliate.

                                  ARTICLE XIII
                                    INSURANCE

        During the term of this Lease, the parties shall carry and maintain the following types of insurance and in the amounts specified in this Article, all as follows:

        13.01 Casualty Insurance. Landlord shall procure and maintain, and the cost thereof shall be included in Operating Costs, fire and extended coverage insurance covering the Premises against loss or damage by fire and coverages provided in a typical all-risk insurance form under a blanket policy. Such coverages shall include flood with a limitation of $100,000,000 on an annual aggregate basis and earthquake with a limitation of $100,000,000 on an annual aggregate basis. The Premises, including the Interior Modifications, shall be insured on a full replacement cost basis. Landlord shall be responsible for any and all deductible amounts under such policies exceeding $25,000 or for any loss or damage caused by perils not covered by the insurance purchased.

        13.02 Loss of Rent Insurance. Landlord shall procure and maintain, and the cost thereof shall be included in Operating

Costs, business interruption coverage insuring the loss of Rent (including Impositions) to Landlord.

        13.03 Landlord's Liability Insurance. Landlord shall procure and maintain, and the cost thereof shall be included in Operating Costs, comprehensive public liability insurance including property damage, insuring the Landlord against liability for injury to persons or property of others occurring in or about the common areas of the Premises.

        13.04 Tenant's Liability Insurance. Tenant shall procure and maintain, at its sole cost and expense, comprehensive public liability insurance including property damage, insuring Tenant against liability for injury to persons or property of others occurring in or about the Premises or arising out of the ownership, maintenance or use or occupancy thereof. Tenant shall have their policy or policies endorsed to name Landlord as an additional insured, but only with respect to occurrences arising out of Tenant's operations in or about the Premises. The liability under such insurance shall be One Million Dollars ($1,000,000.00) for any person injured or killed; Three Million Dollars ($3,000,000.00) for any one accident and One Million Dollars ($1,000,000.00) for personal property damage per accident. Additionally, this coverage shall be primary coverage to Landlord and Landlord's policy shall be excess over Tenant's policies. All policies required to be covered by Tenant hereunder shall provide for standard thirty (30) days written notice of cancellation or material change to be given to Landlord. If Tenant fails to provide or to keep in force the insurance required by this Section 13.04, Landlord may, at its option, procure such insurance and all premiums advanced by Tenant on demand, together with interest at the rate of 15% per annum from date of advance until paid. Landlord shall give Tenant ten (10) days' written notice prior to obtaining any such insurance unless the existing policy providing such insurance has lapsed or would lapse within such 10-day period.

        13.05 Evidence of Insurance. Landlord and Tenant shall from time to time provide each other with certificates issued by the other's insurance company or companies showing the insurance required to be carried under this Article XIII to be in effect. Upon request of any mortgagee of Landlord, Tenant shall also furnish to landlord's mortgagee a certificate of insurance.

        13.06 Waiver of Subrogation. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or any person or entity claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils causing damage to either party's property. Landlord covenants that its insurance policies will allow an unconditional waiver of subrogation.

                                   ARTICLE XIV
                              DAMAGE OR DESTRUCTION

        If the Building should be damaged by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord. Landlord shall proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage; except that Landlord shall not be required to rebuild, repair or replace any part of the subsequent additions, fixtures or other improvements which may have been made on or to the Premises by Tenant including without limitation, any computer support system. Rent (including Impositions) shall be abated during any period of repair or reconstruction of the Premises and Landlord shall obtain reimbursement from the business interruption insurance required to be procured by Landlord under Section 13.02. If Landlord should fail to complete such repairs and rebuilding within 365 days from the date upon which Landlord was notified by Tenant of such damage, Tenant may, at its option, terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy for Landlord's inability to timely repair or rebuild, whereupon all rights and or obligations hereunder shall cease and terminate. Should construction be delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulations or control, or causes beyond the reasonable control of Landlord, the period of restoration, repair or rebuilding shall be extended for the period of time which Landlord is so delayed.

                                   ARTICLE XV
                                  CONDEMNATION

        If an authority, pursuant to its power of eminent domain, takes the entire Premises or a substantial portion sufficient to render the remainder unsuitable for Tenant's use, then Tenant may elect to terminate this Lease effective on the date possession is taken by the condemning authority. Otherwise, Landlord shall, following receipt of the proceeds of the condemnation awards, proceed as soon as practical to restore the remaining Premises to a condition comparable to that existing at the time of the taking. Base rent shall be reduced for the remainder of the term in an amount equal to the reduction in rental value of the Premises caused by the taking. Such reduction shall be computed by determining the square footage of the Building situated on the Premises which shall no longer be usable by the Tenant due to the taking by the condemning authority and reducing the rental by that number times the square foot rental amount stated in Article IV. Any and all condemnation proceeds shall be paid to and shall belong to Landlord. Notwithstanding the foregoing, Tenant shall have the right to make a separate claim for leasehold improvements that were paid for by Tenant and moving expenses.

                                   ARTICLE XVI
                                 INDEMNIFICATION

        16.01 Liability. Tenant agrees to exonerate, save harmless, protect and indemnify the Landlord, its agents, partners, officers, directors and any affiliates from and against any and all losses, damages, claims, suits or actions including reasonable attorney's fees, judgments and costs which may arise or proceed from any injury to or death of persons or damage to property, if such incident arises out of and are attributable to the Premises or to the use by Tenant, its agents, servants, employees, guests or customers of the Premises. This provision shall not apply to any injuries or damages resulting from the gross negligence of the Landlord its employees, agents or contractors or the failure of the Landlord its employees, agents or contractors to construct the Premises in accordance with the Construction Drawings.

        16.02 Hazardous Materials. Tenant warrants and represents to Landlord and any mortgagee of Landlord that Tenant shall (i) not cause or permit any Hazardous Material to exist on or be discharged from the Premises by Tenant, its agents or employees except as for any Hazardous Material used in the ordinary course of Tenant's business; (ii) promptly pay any claim against Landlord or the Premises arising out of any such Hazardous Material existing on or discharged from the Premises which would result in a charge or lien upon the Premises;
(iii) remove any such charge or lien upon the Premises; and (iv) indemnify and hold harmless the Landlord and any mortgagee of Landlord's interest in the Premises (collectively called the "Indemnities") from and against any and all losses, liability, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including without limitation all reasonable fees and disbursements of counsel and consultants) which may be suffered or incurred by or asserted against, an Indemnitee and which arises directly or indirectly out of or in connection with a violation of this Section. Tenant's obligation pursuant to (i), (ii), (iii) and (iv) above shall survive the Expiration Date for a period of one (1) year. Tenant shall notify Landlord of any Hazardous Material except for those used in the ordinary course of Tenant's business that exists on or is discharged from the Premises within ten (10) days after Tenant first has knowledge of such existence or discharge. Reference to Hazardous Materials used in the ordinary course of Tenant's business means Tenant's use of the Premises for general office use and for no other purpose.

Nothing herein is intended nor shall it be construed as imposing any environmental liability upon Tenant for any Hazardous Material existing on or discharged from the Premises not caused by Tenant, its agents, employees, licensees, guests, invitees, sublessees, or assigns, and Landlord shall indemnify, defend and save harmless Tenant from and against any and all losses, liability, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs and expenses (including without limitation all reasonable fees and disbursements of counsel and consultants) which may be suffered or incurred by or asserted against Tenant and which arise directly or indirectly out of or in connection with any Hazardous Material existing on or discharged from the Premises which occurs prior to, during or after the term of this Lease and which is not caused by Tenant, its agents, employees, licensees, guests, invitees, sublessees, or assigns.

        16.03 Environmental Report at Lease Expiration. At the expiration of the term, and if but only if the occupant of the Premises is a subtenant or assignee of Tenant, or if, but only if, Landlord has a reasonable basis to believe that Tenant has breached the environmental covenants contained in this Lease, then in such event and at the written request of Landlord, Tenant, at Tenant's sole cost and expense, shall prepare and deliver to Landlord a Phase I environmental report, the purpose being to determine if there are any environmental deficiencies existing at the time of the expiration of the term.

                                  ARTICLE XVII
                                  HOLDING OVER

        Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than thirty (30) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any holdover, an amount equal to one and one-half (1-1/2) the Rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided.

                                  ARTICLE XVIII
                                TENANT'S DEFAULT

        18.01 Events of Default. In addition to any other Event of Default specified in this Lease, any of the following shall constitute an Event of Default by Tenant under this Lease:

                a. Tenant's failure to pay Rent or any other charge under this Lease on the date when due within five (5) days following written notice from Landlord that a payment due has not been made or Tenant's failure to comply with any other term or condition within thirty (30) days following written notice from Landlord specifying the non-compliance. If such non-compliance cannot be cured within the thirty (30) day period, this provision shall be satisfied if Tenant commences correction within a reasonable time not to exceed thirty (30) days, after receipt of such notice and in any event within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible.

                b. If this Lease devolves upon any person or entity other than Tenant by operation of law.

                c. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                d. Tenant shall file a petition under any section or chapter of the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                e. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                f. Tenant shall assign any part of this Lease without the prior written consent of Landlord.

        18.02 Landlord's Remedies Upon an Event of Default. In case of an Event of Default, Landlord shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

                a. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; and Tenant agrees to pay to Landlord on demand all costs incurred in connection with such termination and retaking of possession, including, without limitation court costs and reasonable attorney fees.

                b. Retake possession of the Premises by summary proceedings and relet the Premises upon any reasonable terms. Reletting shall not be construed as an acceptance of a surrender of Tenant's leasehold interest.

                c. Recover all damages of every nature and kind caused by Tenant's default which shall include, without limitation, all reasonable costs associated with reletting the Premises and reasonable attorneys' fees relating to Tenant's default. Further, Tenant shall indemnify and hold harmless the Landlord from any actual loss of Rent by Landlord during the balance of the original term of the Lease or current option period, whichever may be in force as long as Landlord is using reasonable efforts to relet the Premises. Landlord may sue periodically to recover damages as they occur throughout the term, and no action for accrued damages shall bar a later action for damages subsequently accrued. Landlord may elect in any one action, even after having instituted prior action for accrued damages, to recover accrued damages plus damages attributable to the remaining term of the Lease equal to the difference between the Rent under the Lease and the reasonable rental value of the Premises for the remainder of the term, discounted to the time of judgment at the rate of nine percent (9%) per annum, plus interest on each rental payment past due and on such judgment from the date due to the date of actual payment at the rate of fifteen percent (15%) per annum.

                d. Make any payment or perform any obligation required of Tenant so as to cure Tenant's default, in which case Landlord shall be entitled to recover all amounts so expended from Tenant, plus interest from the date of expenditure at the rate of fifteen percent (15%) per annum from the date of expenditure.

                e. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or to accept a surrender of said Premises shall be valid unless in writing signed by Landlord.

                f. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

                                   ARTICLE XIX
                               LANDLORD'S DEFAULT

        14.01 Tenant's Remedies. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages or for specific performance, but prior to any such action Tenant must give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty days in which to commence to cure such default and proceed diligently thereafter to cure such default. Unless and until Landlord fails to commence to cure such default with such thirty day period and to proceed diligently thereafter to cure such default, Tenant shall not have any remedy or cause of action by reason thereof.

        14.02 Landlord's Failure to Pay Mortgage Debt. If Landlord should become in default in any payments due on any mortgage encumbering the Premises, Tenant is authorized and empowered, after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay such items for and on behalf of Landlord, and the amount of any items so paid by Tenant for or on behalf of Landlord, together with interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, Tenant shall not be authorized and empowered to make any payments under the terms of this Paragraph unless the item paid shall be superior to Tenant's interest hereunder. If Tenant pays any mortgage debt in full, in accordance with this Section, it shall, at its election, be entitled to the mortgage security by assignment and subrogation.

                                   ARTICLE XX
                                  ATTORNEY FEES

        In case suit or action is instituted in connection with any of the terms, covenants or conditions of this Lease, the prevailing party in such litigation shall be fully reimbursed by the losing party for all costs, disbursements and attorneys fees as incurred by the prevailing party in pretrial, trial and appellate courts. If a party prevails only in part, such costs, disbursements and fees will be accordingly apportioned between the parties as determined by the court. If the matter shall be settled before litigation is instituted, each party shall bear its own costs.

                                   ARTICLE XXI
                                  SUBORDINATION

        This Lease and all the rights of Tenant hereunder are and shall be subject and subordinate to the lien of any mortgage or mortgages hereinafter placed on the Premises or any part thereof, except the Tenant's property or trade fixtures, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of any such mortgage or mortgages (all of which hereinafter are termed the mortgage or mortgages) provided, nevertheless, each of such mortgages shall contain a provision to the effect that so long as the Tenant is not in default under this Lease, or any renewal period thereof, no foreclosure of the lien of said mortgage or any other proceeding in respect thereof shall divest, impair, modify, abrogate or otherwise adversely affect any interests or rights whatsoever of the Tenant under this Lease. Further, Tenant shall attorn to the holder(s) of any such mortgages upon any such mortgagee's foreclosing on the Premises or otherwise taking title and/or possession of the Premises.

Such subordination shall be automatic, without the execution of any further subordination agreement by Tenant. If, however, a written subordination agreement, consistent with this provision, is required by a mortgagee, Tenant agrees to execute, acknowledge and deliver the same.

As used herein, the term "mortgage" shall be understood to include a deed of trust and the term "mortgagee" shall include the beneficiary of any deed of trust on the Premises.

No act or failure to act on the part of Landlord which would entitle Tenant, under the express terms of this Lease or by law, to be relieved of Tenant's obligations under this Lease or to terminate this Lease, shall result in a release of such obligations or a termination of this Lease unless: (i) Tenant has given notice by certified mail, return receipt requested, to the Superior Mortgagee; and (ii) Tenant offers the Superior Mortgagee an opportunity to cure such default within thirty (30) days next following receipt of such notice, or if such default cannot be cured within thirty days, to commence to cure the default within the thirty day period and to proceed diligently thereafter to cure the default.

                                  ARTICLE XXII
                                MECHANIC'S LIENS

        Tenant shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner or bind the interest of Landlord in the Premises or to charge the rental payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the

Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

                                  ARTICLE XXIII
                                     NOTICES

        Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

                a. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

                b. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

                c. Notices required or permitted hereunder shall be delivered to the parties by actual delivery, U.S. Mail, or by recognized overnight courier service such as Federal Express Corporation or United Parcel Service at the respective addresses below, or such other address as a party may designate by written notice delivered in accordance herewith.

               LANDLORD
               AMB Property II, L.P.
               c/o Trammell Crow Company
               6000 Poplar Avenue
               Suite 400
               Memphis, Tennessee 38119


               TENANT:

               International Paper Company
               3 Paragon Drive

               Park Ridge, New Jersey  07656
               Attention:  Counsel
               Copy to:  the Premises after the Commencement Date

               Prior to the Commencement Date to:
                      Ralph Nebelung
                      International Paper Company
                      3 Paragon Drive
                      Montvale, NJ 07645

Any such notice shall be deemed effective : (1) if given by hand delivery, upon delivery; (2) if given by mail, three (3) days after deposit in the U.S. Mail properly addressed to the party to receive same, postage prepaid, and sent registered or certified mail, return receipt requested; (3) if given by overnight courier, one (1) day after delivery to such courier, properly addressed, delivery fee prepaid and overnight specified.

                d. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when actually sent in accordance with the requirements of subparagraph c. above.

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included with the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

                                  ARTICLE XXIV
                                  MISCELLANEOUS

        24.01 Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        24.02 Binding Effect. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporation resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

        24.03 Captions. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

        24.04 Entire Agreement. It is expressly understood and agreed by and between the Landlord and Tenant that this Lease sets forth the promises, agreements, conditions, inducements and understandings between Landlord and Tenant relative to the Premises and that there are no promises, agreements, conditions, understandings, inducements, warranties or representations, either oral or written, express or implied, between them other than as set forth in this Lease.

        24.05 Changes in Writing. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

        24.06 Obligations Survive Expiration. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to Impositions, Operating Costs and all obligations concerning the condition of the Premises. Notwithstanding, any claims relating to the condition of the Premises, including but not limited to Tenant's obligation, if any, to maintain or repair the Premises or to make improvements or alterations or to remove or restore such items, must be presented in writing by Landlord to Tenant within forty-five (45) days (which time is of the essence) after expiration or termination of this Lease or such claims shall be irrevocably waived.

        24.07 Partial Invalidity. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties of this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a party of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

        24.08 Estoppel Certificates. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which Rent (and Impositions) has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is an express obligation under this Lease.

        24.09 Memorandum of Lease. The parties agree upon request of either party that they shall execute and acknowledge a memorandum of lease for recording purpose.

        24.10 Brokerage. Landlord and Tenant warrant that no broker other than Trammell Crow Company was involved in this Lease or the transactions contemplated hereby. Each party agrees to defend and indemnify the other party from claims for real estate commission or fees arising out of any acts or negotiations of the indemnifying party with any broker, realtor or finder other than Trammell Crow Company. Landlord will pay all commissions due to Trammell Crow Company.

        24.11 Landlord Limited Liability. It is expressly understood and agreed that nothing in this Lease shall be construed as creating any liability against Landlord, or its successors and assigns, personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, and that all personal liability of landlord, or its successors and assigns, of every sort, if any, is hereby expressly waived by you, and that so far as Landlord, or its successors and assigns is concerned you shall look solely to the Building for the payment thereof.

                                   ARTICLE XXV
                                SPECIAL PROVISION

        25.01 Drinking Water. Provided Tenant provides Landlord with a copy of the test results, Tenant will have the right to test the drinking water at Tenant's sole cost and expense.

        25.02 Amenities. The parties acknowledge that the Development includes a health club and a day care center (the "Amenities"). Employees of Tenant shall have access to said Amenities upon the same conditions as other tenants in the Development. The parties acknowledge that the availability of the Amenities was a material inducement for Tenant to enter into this Lease.

        25.03 Termination of Building Eight Leases. As of the Commencement Date or if later, at such time as Tenant vacates and surrenders possession of all of the Building Eight premises that

Tenant currently occupies (including the Towers Perrin lease) under leases with Landlord, then the leases for those premises shall terminate. The Building Eight premises currently occupied by Tenant are (i) 4113 Willow Lake Boulevard, (ii) 4105 Willow Lake Boulevard; and (iii) 4101 Willow Lake Boulevard. At the request of either party made on or after the Commencement Date, the parties will enter in to a memorandum of termination of lease acknowledging and confirming the termination of the foregoing Building Eight leases.

        25.04 Contingency. The parties rights and obligations under this Lease are contingent upon Landlord being able to enter in to a lease termination agreement with the current tenant of the Building. If Landlord is unable to enter in to a lease termination agreement with the current tenant of the Building within thirty (30) days of the Effective Date, then from and after such date and until such time as a lease termination agreement is entered in to; either party may terminate this Lease whereupon neither party shall have any obligation to the other under and pursuant to this Lease.

        IN WITNESS WHEREOF, this Lease is executed as of the day and year first above written.


[Execution page immediately follows]

                                            LANDLORD:

                                            AMB PROPERTY II, L.P., a
                                            Delaware limited partnership

                                            By:  AMB Property Corporation,
                                                    a Maryland corporation,
                                                    its general partner
(Witnesses)


------------------------------
                                               By:
                                                  ------------------------------
------------------------------


                                            TENANT:

                                            INTERNATIONAL PAPER COMPANY
(Witnesses)


------------------------------
                                               By:
                                                  ------------------------------
------------------------------



Lease.wlbp.internationalpaper.bldg10.090399

                                   "EXHIBIT A"


Lot 8: (Building 10)


BEING LOT 8 OF THE WILLOW LAKE BUSINESS PARK SUBDIVISION, PLAT BOOK 148, PAGE 1, ALSO BEING THE WILLOW LAKE ASSOCIATES PROPERTY AS RECORDED IN INSTRUMENT DD-5098 AT THE SHELBY COUNTY REGISTER'S OFFICE LOCATED IN PART OF LOT 4, SECTION 1, TOWNSHIP 1 SOUTH, RANGE 7 WEST, CHICKASAW CESSION IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST LINE OF OUTLAND ROAD (80 FOOT WIDE RIGHT-OF-WAY) AND THE NORTH LINE OF RAINES ROAD (106 FOOT WIDE RIGHT-OF-WAY); THENCE N90*00'00"E ALONG THE NORTH LINE OF RAINES ROAD 2397.14 FEET TO A POINT, SAID POINT BEING THE SOUTHWEST CORNER OF LOT 9 SAID WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE N00*00'00"E ALONG THE WEST LINE OF SAID LOT 9 WILLOW LAKE BUSINESS PARK SUBDIVISION A DISTANCE OF 496.42 FEET TO THE NORTHWEST CORNER OF SAID LOT 9 WILLOW LAKE BUSINESS PARK SUBDIVISION AND THE POINT OF BEGINNING; THENCE CONTINUING N*00'00"E ALONG THE EAST LINE OF THE CATERPILLAR TRACTOR COMPANY PROPERTY (INSTRUMENT K4-9712 SHELBY COUNTY REGISTER'S OFFICE) A DISTANCE OF 995.50 FEET TO THE SOUTHWEST CORNER OF LOT 7 OF SAID WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE LEAVING SAID WEST LINE S90*00'00" ALONG THE SOUTH LINE OF SAID LOT 7 A DISTANCE OF 488.14 FEET TO A POINT ON THE WEST LINE OF AN INGRESS/EGRESS EASEMENT (INSTRUMENT AA-1287 SHELBY COUNTY REGISTER'S OFFICE); THENCE S00*00'00E ALONG THE WEST LINE OF SAID EASEMENT A DISTANCE OF 139.76 FEET TO A POINT OF CURVATURE; THENCE CONTINUING ALONG THE WEST LINE OF SAID EASEMENT ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 653.45 FEET AN ARC LENGTH OF 652.75 FEET (CHORD OF S28*37'2"E, 625.94 FEET) TO THE MOST NORTHERLY WEST CORNER OF LOT 10 OF SAID WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE LEAVING SAID WEST LINE S00*00'00"E ALONG THE WEST AND NORTH LINE OF SAID LOT 10 A DISTANCE OF 92.44 FEET TO A POINT, THENCE N90*00'00"W A DISTANCE OF 141.94 FEET TO A POINT; THENCE S00*00'00"E A DISTANCE OF 35.25 FEET TO A POINT; THENCE N90*00'00"W A DISTANCE OF 172.72 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 19.00 FEET AN ARC LENGTH OF 14.92 FEET (CHORD OF S67*30'00"W, 14.54
FEET) TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 27.00 FEET AN ARC LENGTH OF 21.21 FEET (CHORD OF S22*30'00"W, 20.66 FEET) TO A POINT OF TANGENCY; THENCE S00*00'00" A DISTANCE OF 19.98 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 27.00 FEET AN ARC LENGTH OF 42.41 FEET (CHORD S45*00'00"W, 38.18 FEET) TO A POINT OF TANGENCY; THENCE N90*00'00"W A DISTANCE OF 53.74 FEET TO A POINT; THENCE S4*38'02"W A DISTANCE OF 25.08 FEET TO A POINT, SAID POINT BEING THE NORTHEAST CORNER OF SAID LOT 9 WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE N90?00'00"W ALONG THE NORTH LINE OF SAID LOT 9

WILLOW LAKE BUSINESS PARK SUBDIVISION A DISTANCE OF 287.24 FEET TO THE POINT OF BEGINNING.


                                   "EXHIBIT B"


BEING LOT 7 OF THE WILLOW LAKE BUSINESS PARK SUBDIVISION, (PLAT BOOK 148, PAGE
1), ALSO BEING THE WILLOW LAKE ASSOCIATES PROPERTY AS RECORDED IN INSTRUMENT DD-5098 AT THE SHELBY COUNTY REGISTER'S OFFICE AND LOCATED IN PART OF LOT 4,
SECTION 1, TOWNSHIP 1 SOUTH, RANGE 7 WEST, CHICKASAW CESSION IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EAST LINE OF OUTLAND ROAD (80 FOOT WIDE RIGHT-OF-WAY) AND THE NORTH LINE OF RAINES ROAD (106 FOOT WIDE RIGHT-OF-WAY); THENCE N90*00'00"E ALONG THE NORTH LINE OF RAINES ROAD 2,397.14 FEET TO A POINT; THENCE N00*00'00"E ALONG THE EAST LINE OF THE CATERPILLAR TRACTOR COMPANY PROPERTY (K4-9712) A DISTANCE OF 1491.92 FEET TO THE POINT OF BEGINNING; THENCE N00*00'00"E CONTINUING ALONG SAID EAST LINE AND THE EAST LINE OF LOT 7, PHASE II B, OUTLAND BUSINESS CENTER (PLAT BOOK 127, PAGE 4) A DISTANCE OF 490.35 FEET TO THE SOUTHWEST CORNER OF LOT 6 SAID WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE 90*00'00"E ALONG THE SOUTH LINE OF SAID LOT 6 A DISTANCE OF 463.14 FEET TO THE NORTHWEST CORNER OF AN INGRESS-EGRESS EASEMENT (INSTRUMENT AA-1287); THENCE ALONG THE WEST LINE OF SAID INGRESS-EGRESS EASEMENT ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 24.00 FEET, AN ARC LENGTH OF 39.27 FEET (CHORD OF S45*00'00"E, 35.37 FEET) TO A POINT OF TANGENCY; THENCE CONTINUING ALONG SAID WEST LINE S00*00'00"E, A DISTANCE OF 465.35 FEET TO THE NORTHEAST CORNER OF LOT 8 OF SAID WILLOW LAKE BUSINESS PARK SUBDIVISION; THENCE N90*00'00"W ALONG SAID NORTH LINE A DISTANCE OF 488.14 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT "B"

                                    IDB LEASE

This instrument prepared by and return to:
J. Philip Jones, Esq.
Martin, Tate, Morrow & Marston, P.C.
6000 Poplar Avenue, Suite 340
Memphis, Tennessee 38119-3971

                          REAL PROPERTY LEASE AGREEMENT
                                (IP-WILLOW LAKE)

        This Lease Agreement (herein "Lease"), made and entered into as of December 31, 1999, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE, a public not-for-profit corporation of the State of Tennessee, with an office in Memphis, Tennessee ("Lessor"), and AMB PROPERTY II, L.P., a Delaware limited partnership ("Lessee"), and is joined in for the purposes hereinafter set forth by INTERNATIONAL PAPER COMPANY, a New York corporation (Applicant") identified in Article I below.

                                    RECITALS

        A. Lessee owns, or has owned, as the case may be, certain real property located in Memphis, Shelby County, Tennessee, consisting of approximately 12.6 acres of land (more particularly described in Exhibit A (the "Real Property") attached hereto and being part of the property commonly referred to as Willow Lake Business Park. The Lessee has entered into, or will enter into, as the case may be, a lease agreement with Applicant (the "IP Sublease") wherein Lessee, as owner of the Real Property, as landlord, leased, or will lease, as the case may be, the Real Property to the Applicant.

        B. Applicant has applied to Lessor for certain property tax incentives as part of the Pilot Program for the Real Property, which Application is more particularly described in Article I below.

        C. Lessee has agreed to cooperate with Applicant in obtaining the tax incentives available under the Pilot Program so long as Lessee suffers no loss or liability in connection therewith. Such cooperation includes entering into a transaction with Lessor pursuant to Lessor's Pilot Program.

        D. Lessor is organized pursuant to the provisions of Sections 7-53-101 to 7-53-311 (formerly Sections 6-2801 to 6-2821), inclusive, of Tennessee Code Annotated, as amended (the "Act"), and is authorized thereunder to fulfill its public purpose of contributing to increased employment and increasing manufacturing in Memphis and Shelby County, Tennessee, through the Pilot Program. The Application for such Pilot Program for Applicant at the Real Property has been approved by Lessor.

        E. Pursuant to the provisions of Tennessee Code Annotated Section 7-53-305(b), the Lessor has found, and does hereby find, that the PILOT payments as provided for herein are in furtherance of the Lessor's public purposes as defined in said section.

        F. In order for Applicant to obtain the tax incentives available under the Pilot Program, pursuant to the Act, Lessee has conveyed to Lessor fee title to the Real Property, on condition that Lessor lease the Real Property back to Lessee pursuant to the terms and conditions of this Lease. By entering into this Lease, Lessor, Lessee and Applicant intend that the IP Sublease be automatically converted into a sublease of the Real Property.

        The parties also desire that the Applicant join in the execution of this Lease as a third-party obligor and beneficiary, as more particularly provided below.

        NOW, THEREFORE, LESSOR, LESSEE AND APPLICANT AGREE AS FOLLOWS:

        Lessor, for and in consideration of the payments hereinafter stipulated to be made by Lessee and Applicant, respectively, and covenants and agreements hereinafter contained and to be kept and performed by Lessee and Applicant, respectively, does hereby, by these premises, demise, lease, and let unto Lessee, for the Term and upon the conditions stated herein, the Real Property as the Real Property is improved as more particularly described hereinafter.

                                    ARTICLE I
                                   DEFINITIONS

        In addition to words and terms elsewhere defined in this Lease, the following words and terms as used in this Lease shall have the following meanings, unless some other meaning is plainly intended:

        Applicant: International Paper Company, as identified in the Application (defined below).

        Application: As defined in Section 3.2 hereof. The Application in its entirety is incorporated herein by reference. Any capitalized terms used herein which are defined in the Application shall have the same definition herein as in the Application.

        Board Counsel: Philip G. Kaminsky, Assistant Shelby County Attorney, 1755 Kirby Parkway, Suite 100, Memphis, Tennessee 38120, or such other person as the Lessor may hereafter designate in writing to the Lessee.

        Capital Investment: as identified in Section 5.4.

        IP Sublease: That certain agreement dated September 7, 1999, by and between Lessee, as landlord and Applicant, as tenant, and all amendments as have been or may be entered into by such parties from time to time.

        Improvements: The improvements constructed upon the Real Property and affixed thereto as part of the realty as constituting real property fixtures.

        Jobs and Wages: as identified in Section 5.4.

        Lender: Any lending institution which has loaned money or extended credit to Lessee which indebtedness and/or obligations of Lessee are secured by a deed of trust or other security instrument encumbering the Real Property or Lessee's leasehold interest therein, and any other property in addition thereto, and written notice of the name and address of such Lender has been received by Lessor.

        Lessee: The legal entity or natural person identified in the first paragraph of this Lease, or any permitted transferee or assignee pursuant to
Section 3.6 below.

        Pilot: The "Payment in lieu of taxes" program, such payments to be paid as provided in Section 6.2 hereof.

        Project: The conveyance of the Real Property by Lessee to Lessor, the leasing of the Real Property by Lessee from Lessor, the subleasing the of Real Property from Lessee to Applicant, the expenditure of the Capital Investment, and the creation and maintenance and/or retention of the Jobs and the Wages by Applicant pursuant to the terms of this Lease, all as more particularly set out in the Application.

        Real Property: The real property described in Exhibit B attached to this Lease, and all Improvements thereon.

        Term:  The term of this Lease, as set out in Article III hereof.

                                   ARTICLE II

                         CONSTRUCTION AND/OR RESTORATION


        Section 2.1. Construction and/or Restoration of Improvements.

        (a) Lessor acknowledges that the Improvements for the Real Property have been completed as of the date of this Lease, and Lessor accepts same in their "AS IS" condition, with all faults, without representation or warranty by Lessee of any kind, express or implied, as their condition, merchantability or fitness for any purpose. In no event shall Lessor be liable for any such contracts, agreements, purchase orders, and other documents related in any way to the construction , maintenance, repair, replacement or demolition of the improvements.

        (b) If Lessee elects to post any development or construction signs located at or on the Real Property, such signs shall read in part: "The Industrial Development Board of the City of Memphis and County of Shelby, Tennessee, has provided financial incentives and other assistance for this project."

        Section 2.2. Rights against Contractors, Etc.

        (a) Lessor will assign to Lessee (i) all Lessor's right, title and interest, if any, in and to all warranties and guaranties of any and all contractors, subcontractors, suppliers, or architects for the furnishing of labor or material or supervision in connection with the Improvements or any part thereof, and (ii) any and all rights or causes of action in connection with or against any of the foregoing.

        (b) In the event of default of any contractor or subcontractor under any contract made by Lessee in connection with the Improvements, Lessee may, at its expense, either in its own name or in the name of Lessor, prosecute or defend any action or proceeding or take any other action involving any such contractor, subcontractor, surety, or supplier which Lessee deems reasonably necessary, and in such event Lessor hereby agrees to cooperate fully with Lessee and, at Lessee's expense, to take all action necessary to effect the substitution of Lessee for Lessor in such action or proceeding. Lessee shall indemnify Lessor from all claims, damages, liability, attorney's fees, and court costs if Lessee shall prosecute or defend any such action or proceeding or take any other action in Lessor's name. Any net amounts recovered by way of damages, refunds, adjustments, or otherwise in connection with the foregoing shall be paid to Lessee.

        Section 2.3. Future Improvements and Alterations. Lessee shall have full right and authority to make any and all additional improvements to the Real Property and to modify, replace, remove and demolish the Improvements as Lessee may elect in its sole and absolute discretion, subject only to such restrictions as Lessee has accepted or may accept for the benefit of other third parties.


                                   ARTICLE III

                         TERM AND CONCURRENT AGREEMENTS

        Section 3.1. Term. Subject to the terms and provisions herein contained, this Lease shall be and remain in full force and effect for a Term of seven (7) years from the date hereof, subject to earlier termination in the event the IP Sublease is terminated pursuant to the operation of the terms and conditions of the IP Sublease.

        Section 3.2. Use of Real Property and Compliance with Laws. Applicant shall promptly comply or cause compliance with or obtain waivers of all laws, ordinances, orders, rules, regulations, and requirements of duly constituted public authorities applicable to the Project at no expense to Lessor or

Lessee, whether or not the same are foreseen or unforeseen, ordinary or extraordinary; provided however, (i) the foregoing obligations of Applicant do not include any obligation to make structural alterations or improvements to the Real Property, and (ii) the foregoing obligations of Applicant with respect to all applicable laws, regulations and building codes relating to any use or occupancy of the Real Property governing non-discrimination and public accommodations and commercial facilities ("Public Accommodation Laws"), including without limitation, the requirements of the Americans with Disabilities Act, 42 U.S.C. 12-101 and all regulations and promulgations thereunder, shall not apply to the bathrooms, stairwells and elevators on the fourth floor, and all improvements constructed therein. Applicant shall throughout the term of this Lease cause the Project to be used in a manner that will constitute a "project" within the meaning of Section 7-53-101 of the Act. Applicant has represented to Lessor in the application filed with Lessor on or about May 4, 1999, as amended August 10, 1999 (the "Application"), that it will complete and use the Project for the purposes set out in the Application and create and/or retain the Jobs at the Wages and make the Capital Investment all as set out and defined in Section 5.4. Any proposed changes in the use and operation of the Project must be submitted to Lessor and Lessee for advance written approval.

        Pursuant and subject to the provisions of Article IX of this Lease, Lessor reserves the right to terminate this Lease if the use of the Project becomes materially inconsistent with the representations summarized above and as stated in the Application. All such representations in the Application shall be deemed warranties under this Lease and are incorporated herein by reference.

        Section 3.3. Contesting Laws. Neither Lessee nor Applicant shall be required to comply or cause compliance with such laws, ordinances, orders, rules, regulations, or requirements, so long as Lessee and/or Applicant, as applicable, shall give written notice to Lessor, and at its expense, shall be contesting the same or the validity thereof in good faith and in accordance with applicable law. Such contest may be made by Lessee and/or Applicant in the name of Lessor, Lessee, Applicant, or any combination, as Lessee and/or Applicant shall determine, and Lessor agrees that it will, at no expense to Lessor, cooperate with Lessee and/or Applicant therein as Lessee and Applicant may reasonably request. At Lessor's option, Lessee and/or Applicant shall provide Lessor with such security reasonably satisfactory to Lessor indemnifying Lessor from all claims, damages, liability, attorney's fees, and court costs if Lessee and/or Applicant shall pursue any claim or right in Lessor's name.

        Section 3.4. Lessor's Title to Real Property. Lessor has or will acquire title to the Real Property subject to the encumbrances set out in Exhibit B. Lessor will not, without the prior written consent of Lessee, directly or indirectly create or consent to the creation or existence of Lessor's interest therein, or convey title to the Real Property in any manner whatsoever, except as otherwise provided herein or as requested or approved by Lessee in writing. Lessor will promptly consent to and allow Lessee to place any easements (including, but not limited to, the Property which Lessee believes are necessary for the operation thereof, and Lessor will promptly execute any and all documents reasonably requested by Lessee to grant any such easements, all at the expense of Lessee, so long as such documents contain an express approval thereof by Lessee, Lessee's direction to Lessor to execute same, and an indemnification of Lessor acceptable to Lessor, and do not impose any personal liability on Lessor. Lessor shall have no obligation to obtain any consent or approval by the Applicant with respect to any such liens, encumbrances or easements on the Real Property which is requested or placed by Lessee, as aforesaid, and the Applicant, by its joinder in this Lease, hereby waives any right to consent to or approve of any of the same.

        Section 3.5. Additional Encumbrances: Subordination of Lessor's Fee:
Estoppel.

        (a) Provided Lessor is notified in writing of the details of any proposed transaction prior to the closing of such transaction, Lessee, at all times, shall have the right to encumber by deed(s) of trust and security agreement(s) or other proper instrument(s) in the nature thereof its right to use and occupy the Real Property, or portions thereof, but any and all such encumbrances of the Lessee's leasehold estate shall impose no personal liability on Lessor, and Lessee shall indemnify Lessor against any losses, costs or expenses which Lessor may incur as the result of executing any such encumbrance or subordination agreement requested by Lessee. Upon the execution and recordation of any such deed(s) of trust, security agreement(s), or financing statement(s), Lessor shall be notified in writing that such deed(s) of trust, security agreement(s), or financing statement(s) have been so given and executed by Lessee, and Lessor shall also be furnished with the address of the Lender(s) involved in such encumbrance to which copies of notices are to be mailed. Lessor hereby covenants that it will thereafter contemporaneously mail to such Lender(s) a duplicate copy of any and all notices in writing which Lessor may, from time to time, give or serve upon Lessee under and pursuant to the terms and provisions of this Lease. Unless and until such notice is mailed to such Lender(s), no action shall be taken by Lessor which would be prejudicial to such deed(s) of trust, security agreement(s), or instrument(s) in the nature thereof, or to the rights of the Lender(s) thereunder. If a Lender requires Lessor to execute any certificate or other closing documents, Lessee shall be responsible to reimburse Lessor's actual expenses necessarily expended by Lessor as a result of Lessee's transactions. Lessor shall have no obligation to obtain any consent or approval by the Applicant with respect to any such encumbrance, and the Applicant by its joinder in this Lease, hereby waives any right to consent to or approve of any of the same.

        (b) Such Lender(s) may, at its (their) option, at any time before the expiration of any cure period for an Event of Default, as provided for herein, pay any of the rent due hereunder or do any other act or thing required of the Lessee by the terms hereof, or do any act or thing which may be necessary and proper to be done in the observance of the covenants and conditions hereof, so as to cure or avoid an Event of Default. All payments so made, and all things so done and performed, by any such Lender(s) shall be as effective to cure or avoid an Event of Default hereunder as the same would have been if done and performed by the Lessee instead of by any such Lender(s). However, in no event shall such Lender(s) be required to pay the Basic Rent in order to keep this Lease in full force and effect.

        (c) If requested by Lessee, Lessor shall subordinate its fee interest in the Real Property to any encumbrances placed on the Real Property in favor of any Lender(s), and to the rights, title and interest of any Lender(s) in and to the Real Property, such subordination to be in form and content reasonably requested by Lessee on behalf of such Lender(s), including, without limitation, if requested by Lessee, the execution of deed(s) of trust or security agreement(s) in favor of such Lender(s) encumbering the fee interest of Lessor; provided, however, in the event of Lessor's execution of any such subordination, deed of trust, security agreement or other document, Lessee agrees to indemnify Lessor against any out-of-pocket direct expenses which Lessor may incur in executing any such encumbrance. It is understood and agreed that any such encumbrances shall impose no personal liability on Lessor.

        (d) Lessor acknowledges that the interests of any Lender(s) in the Real Property shall take priority at all times as necessary in order to protect and preserve the existence and priority of the collateral or security interest and/or lien rights of such Lender(s) in and to the Real Property, which at the same time preserving unto such Lender(s) the rights set forth herein, and in
Section 9.3 of Article IX hereof, to cure the Event of Default hereunder in order to keep this Lease, and the Pilot, from being terminated.

        Section 3.6.  Subletting and Assignment.

        (a) Lessee may, without the consent of Lessor, assign its interest in this Lease (including, but not limited to, a transaction provided for in Section
3.5 above), or sublet the Real Property or any part thereof to sublessees, and approve, deny or condition any sub-assignment or sub-sublease of all or any portion of the Real Property as permitted under the applicable sublease therefore or under law (in each case, a "Transfer" or "Transfor"), in the normal course of Lessee's business or operation of the Real Property and in Lessee's sole and absolute discretion; provided, however, that an assignment of Lessee's interest in all or any portion of the Real Property shall terminate any obligations of the transferor Lessee therefore which arose or related to any period occurring after the date of such assignment, and further provided, that no Transfer shall reduce or terminate any of the obligations of Applicant hereunder. Any Transfer shall be only for lawful and moral purposes. Lessee shall give Lessor notice of any such

Transfer, and shall provide Lessor with an instrument executed by the assignee or sublessee certifying that the assignment or sublease is in force and is subject to all of the terms and provisions of this Lease.

        (b) Applicant may not assign, sublet or transfer its rights or duties hereunder or under the LP Sublease without the prior written consent of the Lessor, which consent shall not be unreasonably withheld or delayed, and the prior written consent of Lessee if and as required under the IP Sublease. Any Transfer constituting a Transfer of all or a portion of Applicant's interest in the IP Sublease or rights of occupancy of the Real Property shall comply with the purposes and conditions set forth in the Application. Any such transfer of the Applicant's interest in the IP Sublease or the Real Property which is made with the consent of Lessor, as aforesaid, is subject to the policies and procedures of the Lessor. A change in the use and operation of the Real Property from that which is provided for in the Application, shall be deemed a Transfer of Applicant's interest in the IP Sublease or the Real Property, for which Lessor's and Lessee's prior consent shall be required, as aforesaid. All conditions and rights in this Lease applicable to Applicant with respect to an assignment or sublease of all or any portion of Applicant's interest in the IP Sublease or rights of occupancy in the Real Property as set forth above, shall be in addition to, and not in contravention or in lieu of, the applicable provisions of the IP Sublease respecting assignment and subleasing of the Real Property.

        (c) In the event of the termination of this Lease pursuant to the provisions of Article IX hereof, the Lessor expressly agrees that such termination shall be subject to all the rights and privileges of any and all permitted sublessees of Lessee under the terms and provisions of their respective subleases so long as each such sublease shall be approved (if Lessor's consent to the subletting is required under the provisions of Section 3.6(a) hereof) in writing by Lessor and so long as the sublease under such sublease shall keep and perform all of the covenants and provisions of their respective subleases, and shall agree to attorn to Lessor as landlord under the direct lease from Lessor, as hereinafter provided. Lessor, by its execution of this Lease, consents to and approves the leasing of the Real Property pursuant to the IP Sublease. It is agreed that, in the event of the termination of this Lease pursuant to Article IX hereof, Lessor will thereupon enter into a direct lease of the Real Property to and for the benefit of such permitted sublessee, upon all of the same terms and provisions herein set forth and contained (including, but not limited to, the use provisions set forth in Section 3.2 hereof, and the payment in lieu of taxes provisions set forth in Section 6.2 hereof) for the balance of the Term of this Lease which would have remained, but for such termination; provided, however, Lessor's obligation to enter into such direct lease with such permitted sublessee shall be subject to the following conditions: (i) the termination of this Lease shall not have resulted from the failure of such permitted sublessee, as Applicant, to perform any of its undertakings and obligations as set forth or provided in this Lease or in the Application; (ii) no material uncured breach or event of default shall then be existing on the part of such permitted sublessee, under the sublease, as to which notice has been given and the time for curing (as provided in such sublease) has then expired; (iii) the use of the Real Property shall be for the purposes set forth and provided in this Lease and in the Application; (iv) the Project will continue to be used in a manner that will constitute a "project" within the meaning of Section 7-53-101 of the Act; and (v) Applicant is in compliance with its obligations and requirements as set forth and provided in the Application and in this Lease.

        (d) Lessor hereby covenants that it will contemporaneously mail to any permitted sublessee of Lessee for the Real Property, at the address therefore provided by Lessee, or otherwise, a duplicate copy of any and all notices in writing which Lessor may, from time to time, give or serve upon Lessee under and pursuant to the terms and provisions of this Lease. Unless and until such notice is mailed to such sublessees, no action shall be taken by Lessor which would be prejudicial to any such sublease, or to the rights of the sublessee thereunder. If any sublessee of the Real Property requests that Lessor execute any certificate or other documents, such sublessee shall be responsible to reimburse Lessor's expenses, costs, and reasonable attorney fees incurred in reviewing documents or otherwise expended by Lessor as a result of such sublessee's transactions, but Lessee shall have no obligation to ensure such payment by such sublessee.

        (e) Any permitted sub-sublessee of the Real Property may, at its option and to the extent permitted by its sub-sublease, at any time before the occurrence of an Event of Default, as defined herein, pay any of the rent due hereunder or do any other act or thing which may be necessary and proper to be done in the observance of the covenants and conditions hereof, so as to prevent the termination of this Lease. All payments so made and all things so done and performed by such sub-sublessee shall be as effective to prevent the occurrence of an Event of Default hereunder as the same would have been if done and performed by Lessee instead of by such sub-sublessee. Nevertheless, no such payments by a sub-sublessee shall entitle it to an offset against amounts owed by such sub-sublessee to Applicant, or by Applicant to Lessee or a right of reimbursement from Lessee to such sub-sublessee.

        Section 3.7. Amendment of Subleases. Lessor hereby agrees that Lessee may enter into any and all amendments of existing or future subleases of the Real Property, including, without limitation, the IP Sublease, without the approval of Lessor, except if such Amendment would cause an Event of Default to occur under this Lease.

        Section 3.8. Relationship of Subleases to this Lease. Lessor, Lessee and Applicant acknowledge and agree that the sole purposes of entering into this transaction and Lessee's participation in the Project is to provide a mechanism for the Applicant to obtain property tax relief under the Pilot Program, and to permit Lessor to achieve the Capital Investment and Jobs and Wages in Memphis and Shelby County. Therefore, Lessor agrees that, except as specifically provided in this Lease to the contrary, as respects all subleases of the Real Property which now or may hereafter exist, the terms and conditions of this Lease shall be subject and subordinate to the terms and conditions of all such subleases such that (a) with respect to any inconsistency between such subleases and this Lease, or if any greater burden on Lessee or its sublessees is imposed by this Lease, the terms of the sublease shall control with respect to the general subject matter addressed by both instruments, and (b) no termination of this Lease, whether by enforcement of the provisions of this Lease or by operation of law, shall serve to terminate or modify the terms, conditions or effectiveness of such subleases. Notwithstanding the foregoing, with respect to the IP Sublease, no rights or privileges granted or made available to Applicant under this Lease shall excuse Applicant's obligations to comply with and observe each and every term and condition of the IP Sublease, all covenants and conditions agreed to by Applicant in this Lease shall be in addition to the covenants and conditions imposed upon Applicant under the IP Sublease, but all obligations, covenants, undertakings, waivers and consents agreed to by Applicant under this Lease shall be binding upon Applicant notwithstanding anything to the contrary in the IP Sublease, and shall survive the termination of this Lease for any reason.

                                   ARTICLE IV

                                      RENT

        Section 4.1. Basic Rent. Lessee shall pay to the Lessor without notice or demand as absolutely net basic rental (herein called "Basic Rent") the sum of One Hundred and No/100 Dollars ($100.00) per annum payable on each annual anniversary of the date of this Lease.

        Section 4.2. Additional Rent. Lessee shall also pay, as Additional Rent, those amounts set out in ARTICLE VI hereof. The Additional Rent shall be due by Lessee in accordance with the applicable provisions of this Lease and, if no date is specified, then within thirty (30) days after written demand therefor. If such sums are advanced by a sublessee, such sums shall be credited against any amounts owed by Lessee to Lessor hereunder. Any sums advanced by Lessor for or on behalf of Lessee after a default of Lessee shall bear interest at the highest lawful rate existing on the date of advance.

                                    ARTICLE V

             REPRESENTATIONS, WARRANTIES & INDEMNIFICATION OF LESSOR

        Section 5.1. Lessee's Acceptance of Improvements: No Warranties. Lessee acknowledges and agrees that Lessor makes no representation or warranty, either express or implied, and offers no assurance to anyone (except as provided in ARTICLE XI) as to the condition or title of the Real Property, or that the Improvements will be suitable for Lessee's or Applicant's purposes. As to the Lessor only, Lessee accepts the Real Property in its condition as of the date of the commencement of the Term of this Lease. Lessee agrees not to seek damages or recourse against Lessor in connection with the condition of the Real Property.

        Section 5.2. Failure or Defect in Title. Lessor shall not be liable to Lessee or to anyone for any damages resulting from (a) any failure or defect in Lessor's title which interferes with, prevents, or renders burdensome the use or occupancy of the Real Property or the compliance by Lessee with any of the terms of this Lease, or (b) any delay in obtaining possession of all or any part thereof.

        Section 5.3. Release and Indemnification.

        (a) Lessee and Applicant, for themselves, their respective successors and assigns, hereby release and forever discharge Lessor, including any incorporator, member, director, officer, employee, counsel or agent of Lessor, its successors and assigns, from any claims, demands, causes of action, accounting, or any other matter arising in connection with the Project, provided, however, nothing contained herein shall be deemed to release Lessor from its undertakings pursuant to this Lease.

        (b) Applicant, for itself, its successor and assigns, hereby releases and forever discharges Lessee, including any incorporator, member, director, officer, employee, counsel or agent of Lessee, its successors and assigns, from any claims, demands, causes of action, accounting, or any other matter arising in connection with the Project.

        (c) Lessee covenants and agrees, at its expense, to pay, and to indemnify and save Lessor, and any incorporator, officer, director, agent, counsel, or employee of Lessor, harmless, against and from any and all claims by or on behalf of any person, firm, corporation, or governmental authority, arising from (i) the occupation, use, possession, conduct, or management of or from any work done in or about the Real Property or from the subletting of any part thereof, including any liability for violation of conditions, agreements, restrictions, laws, ordinances, or regulations affecting the Real Property or the occupancy or use thereof, (ii) any condition of the Real Property and the adjoining sidewalks and passageways, (iii) any breach or default on the part of Lessee in the performance of any covenant or agreement to be performed by Lessee pursuant to this Lease, (iv) any act or negligence of Lessee, or any of its agents, contractors, servants, or employees, or (v) Lessor's ownership of the Real Property, Lessor being an Owner under the Declaration, the making of this Lease or any transactions related thereto, and from and against all costs, reasonable counsel fees, expenses, and liabilities incurred in any action or proceeding brought by reason of any claim referred to in the foregoing subsection, except to the extent Applicant is obligated to indemnify Lessor pursuant to this Lease or otherwise.

        (d) Applicant covenants and agrees, at its expense, to pay, and to indemnify and save Lessor, and any Incorporator, officer, director, agent, counsel, or employee of Lessor, harmless, against and from any and all claims by or on behalf of any person, firm, corporation, or governmental authority, arising from (i) the occupation, use, possession, conduct, or management of or from any work done in or about the Real Property or from the sub-assignment or sub-subletting of any part thereof, including any liability for violation of conditions, agreements, restrictions, laws, ordinances, or regulations affecting the Project or the occupancy or use of the Real Property, (ii) any condition of the Real Property, (iii) any breach or default on the part of Applicant in the performance of any covenant or agreement to be performed by Applicant pursuant to this Lease, (iv) any act or negligence of Applicant, or any of its agents, contractors, servants, employees, or licensees, (v) any accident, injury, or damage whatsoever caused to any person, firm, or corporation, in or about the Real Property, or (vi) Applicant's interest in and use and occupancy of the Real Property, the making of this Lease or any transactions related thereto, and from and against all costs, reasonable counsel fees, expenses, and liabilities incurred in any action or proceeding brought by reason of any claim referred to in this Section.

        (e) Upon notice from Lessor, either Lessee or Applicant, as applicable, shall defend Lessor or any of its incorporators, officers, directors, agents, counsel, or employees (collectively, "Lessor's Agents"), in any action or proceeding brought in connection with any of the above. In the event Lessee or Applicant shall fail or refuse to defend Lessor or Lessor's Agents when required above and after receipt of such notice, Lessor shall be entitled to provide its own defense and charge Lessee, or Applicant, as applicable, with its expenses incurred in connection therewith.

        (f) The provisions of this Section 5.3 shall survive the termination of this Lease.

        Section 5.4. Application Representations: Reports.

        (a) Applicant warrants and represents that it will comply with all terms and conditions of the Application, including without limitation the creation and/or maintenance of the Jobs at the Wages as represented in the Application, the timely completion and use of covenants of the Project and the Capital Investment in the Project, all as represented in the Application; provided, however, Applicant shall not be deemed to have breached those warranties and representations as to Jobs, Wages and Capital Investment unless an uncured Event of Default exists pursuant to Article IX, Section 9.1(b).

        (b) On or before Marsh 1 of each year during the Term of this Lease, or as otherwise reasonably requested by Lessor, Applicant shall file or cause to be filed with Lessor a report (the "Report") containing all information required by Lessor to determine compliance of Applicant with the terms and requirements of this Lease as well as any other information reasonably requested by the Lessor to determine such compliance. Each Report shall be certified by an authorized representative of Applicant. To the extent that any information is represented in the Report by Lessee, such representation shall be considered to have been made by Lessee only to its knowledge, without independent obligation to investigate or verify same, as a reasonable minimum estimate thereof, and Lessor acknowledges that Applicant is relying solely upon such estimate. Applicant hereby authorizes Lessor, its agents, servants, employees and representatives, to inspect the Project, the Real Property and all improvements thereon at any time during normal business hours. Applicant further authorizes Lessor to obtain copies of any and all reports filed by Applicant with the State of Tennessee or any other governmental entity, including, without limitation, reports concerning the employees or business operations of the Project.

                                   ARTICLE VI

                   TAXES, OTHER CHARGES AND EXPENSES OF LESSOR

        Section 6.1. Agreement to Pay Additional Rent. Lessee agrees to pay to Lessor or to the appropriate person, entity or governmental agency, as Additional Rent, during the Term hereof, punctually:

        (a) Each and every cost, expense, and obligation of every kind and nature, foreseen or unforeseen, for the payment of which Lessor is or shall become liable by reason of (i) its interests in the Real Property or any portion thereof, (ii) any right or interest of Lessor of Lessee in or under this Lease, or (iii) or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding, use, or occupancy of the Real Property or requirements of this Lease.

        (b) All taxes of every type and description, utility charges, assessments (including, but not limited to, assessments for public improvements or benefits), payments in lieu of taxes, and all other impositions and charges of every kind and nature, extraordinary or ordinary, general or special, which at any time during which shall be levied, assessed, or imposed in connection with the Real Property.

        (c) All charges for gas, water, sewer, electricity, light, heat, power, telephone, and other utilities and services used, rendered or supplied to or in connection with the Real Property which are paid by Lessor. Lessee agrees that Lessor is not, nor shall it be required, to furnish to Lessee or any other occupant, any gas, water, sewer, electricity, light, heat, power, or any other facilities, equipment, labor, materials, or services of any kind. Lessor will extend any rights it may have to Lessee, and will cooperate with Lessee, at Lessee's expense, in connection with obtaining the use of any such utilities and other facilities and services.

        (d) The reasonable expenses of Lessor, not to exceed the sum of One Thousand and No/100 Dollars ($1,000.00) per annum, which are incurred in connection with administering the this Lease or performing any act which it is required to do under this Lease, but specifically excluding salaries, office overhead, depreciation, or security.

        (e) All of Lessor's closing costs and reasonable expenses incurred, if any, in connection with the acquisition of the Real Property by Lessor.

        The Applicant shall pay all fees and charges as required by the Application.

        Section 6.2. Payments in Lieu of Taxes.

        (a) Each year during the Term hereof, Lessee shall make Pilot payments for the Real Property, in amounts computed as indicated below, as Additional Rent in lieu of Memphis and Shelby County ad valorem taxes that otherwise would have been due and payable with regard to the Real Property, which consists of part of tax parcel number 74-101-28, were it owned by a tax-paying entity and subject to such taxation:

                                                     Basis of Computation/
                                                     Proportion of Taxes
Period                                               Otherwise Due and Taxable
------                                               -------------------------
Until the seventh (7th) anniversary of the date      Now current tax assessment of $_______
hereof (December 31, 2006)                           times the then current millage rate.

From the seventh (7th) anniversary of the date       The then current tax assessment determined
hereof until the termination of this Lease and       as though the Real Property were owned by a
the reconveyance of the Real Property to             taxpaying entity, times the then current
Lessee pursuant to the provisions of this            millage rate.
Lease

In no event shall such Pilot payments be less than the amount of ad valorem taxes that were due and payable on the Real Property for the period immediately preceding calendar year 1999, which amounts of taxes totals $___________ (City) and $___________ (County). These payments in lieu of taxes shall be paid in the same manner and to the same tax collectors as ad valorem taxes are paid in the City of Memphis and Shelby County. Notwithstanding the foregoing or any other provisions of this Lease, however, it is the express intention of the parties hereto that, pursuant to the provisions of Tennessee Code Annotated Section 7-53-305, the Real Property and the leasehold interests therein of Lessee, or any sublessee, shall be exempt from all taxation in the state of Tennessee, and that the Pilot payments as provided for in this Section 6.2 shall be made by and accepted from Lessee in lieu of all ad valorem taxes which are or may be assessed against the Real Property and the leasehold interests therein of Lessee or any sublessee for and during the term of this Lease. In the event Lessee is required to pay any ad valorem taxes for that portion of calendar year 1999 which precedes the acquisition of the Real Property by Lessor, Lessee shall be entitled to a dollar-for-dollar credit for such amount against its first calendar year payment in lieu of taxes. If, following an Event of Default, the Real Property should legally be placed on the ad valorem tax rolls of either the City of Memphis or Shelby County or both, the payment in lieu of taxes shall terminate and Lessee shall pay ad valorem taxes as required of a tax-paying entity. In the event Lessee's leasehold interest, but not Lessor's fee interest, shall become subject to ad valorem taxation, the payment in lieu of taxes called for hereunder shall continue, but shall be reduced on a cumulative basis by the amount of ad valorem taxes paid by Lessee with regard to its leasehold estate in the Real Property.

        All tax bills for payments in lieu of taxes as provided for in Section
6.2 shall be sent to: Lessee, c/o Clark & Clark, 5050 Poplar Avenue, Suite 2200, Memphis, Tennessee 38157, or to such other entity or address as Lessee may hereafter designate and provide to the tax collectors.

        (c) In the event that the Real Property is not, at the commencement of the Term hereof, situated within the City of Memphis or some other municipality (collectively, a "Municipality") so as to be subject to ad valorem taxation as a part of a Municipality, but subsequently, by annexation or incorporation, becomes part of a Municipality during the Term of this Lease, then Lessee shall make additional payments in lieu of taxes, as Additional Rent, in lieu of the ad valorem taxes of the Municipality from and after the effective date of the annexation or incorporation of the Real Property into the Municipality, such payments to be billed to Lessee, and paid by Lessee to the appropriate tax collector for the Municipality, upon the same terms and conditions and in the same manner as provided for the Pilot payments provided in Section (a) above.

        (d) The Pilot payments shall be due and payable on the same dates as ad valorem tax payments are due to Shelby County, the City of Memphis or any other applicable Municipality (as the case may be); and if any such Pilot payments are not paid by the applicable delinquency dates for payment of the corresponding Shelby County, City of Memphis, or other applicable Municipality ad valorem taxes (as the case may be), then Lessee shall pay a penalty with respect to such delinquent Pilot payment from and after the delinquency date in the same amount as the penalty and all other charges which would be due on the corresponding Shelby County, City of Memphis, or other applicable Municipality ad valorem taxes.

        Section 6.3. Other Taxes, Assessments or Other Charges. Except as provided for in Sections 6.2(b) and (c) above, in the event any local, state, or national governmental body or agency enacts or imposes any tax, assessment, or other charge on realty or leasehold interests which are not in existence or collected as of the date of this Lease, Lessee shall pay said tax, assessment, or other charge as Additional Rent under this Lease and said tax, assessment, or other charge, if based on the assessment assigned to realty, shall be calculated on an assessment determined as though the Real Property were owned by a tax-paying entity.

        Section 6.4. Survival. The obligations of Lessee to pay any amount due at the termination of this Lease pursuant to this Article VI, shall survive the termination of this Lease.

                                   ARTICLE VII

                                    INSURANCE

        Section 7.1. Public Liability Insurance. Lessee shall maintain commercial general public liability insurance naming Lessor as an additional insured against claims for bodily injury, death, or property damage occurring on, in, or about the Real Property in an amount of not less than $1,000,000 for injury or death of a single person, $3,000,000 for a single accident, and $500,000 for property damage. This requirement may be met by furnishing more than one policy required under this Lease through a blanket insurance policy or policies acceptable to Lessor. Upon written request of Lessor, Lessor shall be furnished with certificates of such insurance as well as evidence of payment of the premiums therefore.

        Section 7.2. Renewal. Not less than ten (10) days prior to the expiration dates of the policies, certificates of the renewal thereof, reasonably satisfactory to Lessor, shall be deposited with Lessor.

                                  ARTICLE VIII

                             MAINTENANCE AND REPAIR

        Lessor shall have no obligation to, and absent Lessee's prior express written consent thereto, which consent Lessee may grant, withhold or condition in Lessee's sole and absolute discretion, shall not make any repairs to or maintain any portion of the Real Property. Lessee expressly waives the right contained in any law now or hereafter in effect to make any repairs to the Real Property or the Improvements at the expense of Lessor, provided, however, the foregoing shall not prohibit Lessee, or any sublessee of the Real Property if permitted or required pursuant to its sublease, from making any repairs.

                                   ARTICLE IX

                                DEFAULT: REMEDIES

        Section 9.1. Events of Default. Any one or more of the following events are herein called "Events of Default":

        (a) The failure by Lessee or Applicant to make any payment of Basic Rent or Additional Rent for more than thirty (30) days after written notice to Lessee from Lessor that such Rent has become due and payable and is unpaid.

        (b) The occurrence of any one or more of the following, where such occurrence is not cured within the cure period as set out hereinafter:

                (i) If Applicant shall fail, within the earlier to occur of (A) the time period specified in the Application, or (B) three (3) years from the date hereof, to create or maintain at least 80% of the number of Jobs as represented by Applicant in the Application or Section 5.4 (a) of this Lease to be created and/or retained by the Project and such Jobs are not maintained thereafter (within such 80% parameter) from year to year during the entire Lease Term; or

                (ii) If Applicant shall fail, within the earlier to occur of (A) the time period specified in the Application, or (B) three (3) years from the date hereof, to achieve and to pay at least 80% of the total Wagers for the Jobs created in conjunction with the Project as represented by Applicant in the Application or Section 5.4 (a) of this Lease and maintain thereafter (within such 80% parameter) that level of Wages throughout the Lease Term; or

                (iii) If Applicant or Lessee, as applicable, shall fail, within the earlier to occur of (A) the time period specified in the Application, or (B) three (3) years from the date hereof, to contribute at least 90% of its portion of the total Capital Investment to the Project, or cause such contribution to be made, as represented by Applicant in the Application, or as required under
Section 5.4 (b) of this Lease.

Upon determination by Lessor that an Event of Default by Applicant as specified in this Section 9.1(b) has occurred, Lessor shall give written notice of such default to Lessee and to the Applicant and Applicant shall have a period thereafter of one hundred twenty (120) days in which to cure such default. It is provided, however, that notwithstanding the fact that the Applicant may have, at any time, failed to meet or maintain the criteria set forth in any one or more of subsections (i), (ii) or (iii) above, no Event of Default shall be deemed to have occurred under this Subsection 9.1(b) so long as the Project would, under Lessor's policies, procedures and criteria (including, but not limited to, any special circumstances which were considered by Lessor) in effect at the time the Application was approved by the Lessor, nevertheless at least qualify for the Pilot incentives as provided in Section 6.2 of this Lease, as the same would be determined taking into consideration the totality of the Jobs, Wages and Capital Investment then actually created or being maintained or contributed (as the case may be) by the Applicant. If Lessor determines that Applicant is diligently pursuing cure of a default under this Section 9.1(b), Lessor may, in its sole but reasonable discretion, extend the time to cure such default or defaults.

        (c) Except with respect to the matters set forth in Section 9.1(b) above (which Section shall govern with respect to such matters), if any other material representation or warranty made by Applicant, in the Application or in any statement or certificate furnished by Applicant either required hereby or in connection with the execution and delivery of this Lease, is untrue in any material respect as of the date of the issuance or making thereof.

        (d) If Applicant shall abandon the Real Property and the same shall remain uncared for and unoccupied for more than thirty (30) days after written notice by Lessor to Lessee and Applicant shall cease to operate the Project or abandon same for a period of thirty (30) days, in which event, Lessor may cancel this Lease on thirty (30) days written notice to Lessee and/or Applicant. Lessee and/or Applicant shall give Lessor at least thirty (30) days written notice of its intention to abandon the Project or cease operations at the Real Property.

        (e) Applicant's failure to complete construction of the improvements applicable to the Real Property by the time set forth in the Application, subject to the provisions of Section 9.2 hereof.

        (f) Failure of Applicant to file on time any Report(s) required under
Section 5.4 hereof and the continuance of any such failure for more than thirty
(30) days after written notice by Lessor to Applicant; or if any information contained in any such Report is untrue in any material respect.

        (g) The occurrence of a default or an event of default (including, in any case, the expiration of any permitted period for the curing of any such default) under any other agreement between Lessor and Applicant, or any sublessee or sub-sublessee of the Real Property, or any default under any document executed by Lessee, or Applicant, related to the Project or the Real Property, including, without limitation, any deeds of trust or other security documents encumbering the Real Property, any of which such default or event of default causes the Project to be disqualified as, or cease to constitute, a "project" within the meaning of Section 7-53-101 of the Act.

        (h) Any material adverse change in the use or operation of the Real Property and/or the Project from that set forth in the Application without the prior written consent of Lessor.

        (i) The termination for any reason of the IP Sublease, other than a termination of the IP Sublease which results from a transfer of Lessee's interest in the Real Property to the Applicant.

        (j) The failure of Applicant to continuously operate a going business on the Real Property, in such a manner as to cause an uncured Event of Default pursuant to Section 9.1(b)(i), (ii) and (iii).

        (k) If default shall be made by Lessee or Applicant in the due performance of or compliance with any of the terms of this Lease, other than those referred to in the immediately preceding subsections (a), (b) or (j) hereof, and such default shall continue for sixty (60) days after Lessor shall have given Lessee and Applicant written notice of such default; or, in the case of any such default which cannot with due diligence be cured within such sixty
(60) day period, if Lessee or Applicant (as the case may be) shall fail to proceed promptly to cure the same and thereafter prosecute the curing of such default with due diligence, it being intended in connection with any default not susceptible of being cured with due diligence within sixty (60) days that the time of Lessee or Applicant within which to cure the same shall be extended for such period as may be necessary to complete the curing of the same with due diligence. It is acknowledged and agreed that the cure period provided in this subsection (j) shall be applicable to the events described in subsections (c) through (h) above, inclusive.

        Section 9.2. Force Majeure. The provisions of Section 9.1 are subject to the limitation that if by reason of force majeure, as defined below, either of Lessee or Applicant (as the case may be) is unable, in whole or in part, to carry out its agreements and covenants herein contained, other than its obligation to pay Basic Rent and Additional Rent, Lessee or Applicant (as the case may be) shall not be deemed in default during the continuance of such inability.

        The term "force majeure" as used herein shall mean, without limitation, the following: acts of God, strikes, lockouts, or other industrial disturbances, acts of public enemies, order of any kind of the government of the United States or the State of Tennessee, or any of their departments, agencies, or officials, or any civil or military authority, insurrections, riots, epidemics, landslides, lightning, earthquake, fire, hurricanes, storms, floods, washouts, droughts, arrests, restraint of government and people, civil disturbance, explosions, breakage, or accident to machinery, transmission pipes, or canals, partial or entire failure of utilities, or any other cause or event not reasonably within the control of Lessee or of Applicant (as the case may be).

        Lessee or Applicant, as applicable, respectively agree, however, to remedy with all reasonable dispatch the cause or causes preventing them (as the case may be) from carrying out their respective agreements and covenants, provided that the settlement of strikes, lockouts, and other disturbances shall be entirely within the discretion of Lessee and Applicant (as the case may be) and they shall not be required to make settlement of strikes, lockouts, and other disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of Lessee or Applicant (as the case may be), unfavorable to them.

        Section 9.3. Lessor's Rights to Cure. Except with respect to the matters set forth in Section 9.1(b) above (as to which matters the rights set forth in Section 9.4(d) shall solely govern and apply), if Lessee or Applicant at any time shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease such that an Event of Default (as defined in Section 9.1) shall have occurred and then be uncured, Lessor (or Lender or any permitted sublessee) may (but shall not be obligated to), upon five (5) days prior written notice to Lessee and Applicant and without waiving or releasing them from any obligations or defaults hereunder, make any such payment or perform any such act for their account and at their expense, and may enter upon the Real Property, for that purpose and take all such action thereon as may be reasonably necessary therefore. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor (or by Lender or any permitted sublessee) and all reasonable, necessary and incidental costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by Lessor (or by Lender or any permitted sublessee), together with interest at the highest legal rate per annum from the date of the making of such payment or the incurring of such costs and expenses by Lessor (or by Lender or any permitted sublessee), shall be deemed Additional Rent hereunder and shall be payable by Lessee or Applicant (as the case may be) to Lessor or to Lender on demand, and Lessee and Applicant (as the case may be) covenant to pay any such sum or sums with interest at the rate stated above.

        Section 9.4. Lessor's Rights Upon an Event of Default.

        If an Event of Default occurs and shall be continuing for a period beyond the time allowed hereunder for curing said default, Lessor may exercise only those remedies set forth in this Section 9.4 below:

        (a) Lessor may transfer and convey the Real Property to Lessee pursuant to the provisions of ARTICLE XI below, in which case, this Lease shall terminate by merger, each sublessee shall immediately and automatically attorn to Lessee, and all subleases, including, without limitation if otherwise still in effect, the IP Sublease, shall not terminate but shall survive and automatically continue in full force and effect as direct leases of the applicable space within the Real Property and continue pursuant to their respective terms. Applicant shall execute and deliver to Lessee, within five (5) business days after written request therefor by Lessee and in a form reasonably requested by Lessee, any additional documents evidencing the continuation of the IP Sublease and the attornment of Applicant to Lessee. In no event shall the entering into and operation of the Project or termination of the Lease by merger and the continuation of the subleases and attornment of the sublessees extend the term of any of the subleases beyond that specifically provided in such subleases.

        (b) Lessor may seek to recover all amounts owed by Lessee or Applicant hereunder and all Lessor's out-of-pocket costs incurred in seeking such recovery, but only from the specific party hereto owing same; provided, however, that such remedies shall be exercised lawfully and in a manner which is not in contravention of the laws of the State of Tennessee.

        (c) [Deleted]

        (d) In the event of the occurrence of an Event of Default described in
Section 9.1(b) hereof, this Lease shall not be terminated so long as Lessee or Applicant (as the case may be) complies with the provisions of this Section 9.4(d), but Lessor shall have the option, as hereinafter provided, to make a recalculation and adjustment (a "Pilot Adjustment") of the Pilot incentives provided in Section 6.2 of this Lease, and to amend Section 6.2 hereof accordingly. Any Pilot Adjustment, if made by Lessor, shall be based upon the Jobs, Wages and/or Capital Investment actually created, paid, or made with respect to the Project. Any such Pilot Adjustment shall be made so as to produce and reflect from and after the effective date of the Event of Default (which includes any period allowed hereunder for the curing of any such default) the maximum Pilot Incentive (the "Adjusted Pilot Incentive") for which the Project would have been qualified or entitled under Lessor's policies, procedures and criteria applicable to the Project at the date the Application was originally approved by Lessor. In the event Lessor determines to make a Pilot Adjustment, Lessor shall notify Lessee and Applicant and afford Lessee and Applicant the opportunity to present such additional information with respect to the Project and to the proposed Pilot Adjustment, as may be appropriate to the determination, and Lessee or Applicant (as the case may be) shall promptly furnish such information as Lessor may request in connection with the making of such determination. Subject to the foregoing provisions, the decision of Lessor as to the Adjusted Pilot Incentive shall be in the sole discretion of Lessor. In the event that any Pilot Adjustment results in a determination that the Pilot incentives provided in Section 6.2 of this Lease are greater (with respect to the length of the Term of this Lease) than the Adjusted Pilot Incentive, then Lessor, Lessee and Applicant (but not Lessee) shall thereupon pay (or cause to be paid) to the appropriate tax collectors, as an additional payment in lieu of taxes under Section 6.2 hereof, an amount (hereinafter called the "Recapture Payment") equal to the difference, if any, between (i) the total amount of the payments in lieu of taxes actually paid by or for the account of Lessee under
Section 6.2 hereof for the period (hereinafter called the "Recapture Period") following the occurrence of such Event of Default and until the amendment of this Lease, as aforesaid, and (ii) the total amount of the payments in lieu of taxes for which Lessee would be obligated under the Adjusted Pilot incentive for the Recapture Period (it being acknowledged that from and after the amendment of this Lease pursuant to the foregoing provisions, Lessee will be making payments in lieu of taxes based upon the Adjusted Pilot Incentive). It is the intention of the parties, by the foregoing provisions, to provide that, after the effective date of the Event of Default, Lessee and/or Applicant (as the case may be) shall not receive any greater Pilot incentives than they are entitled to as aforesaid. The obligation for any Recapture Payment(s) required pursuant to this
Section 9.4(d) shall survive the termination of this Lease and shall be the personal obligations of Applicant, and shall not be an obligation of Lessee and (any other provision of this Lease to the contrary notwithstanding) the same shall not constitute a lien upon the Real Property. Applicant hereby consents and agrees that any action or proceeding to enforce any of its obligations or to collect any payments due from it may be brought in the courts of the State of Tennessee in Shelby County, Tennessee, or in the courts of the United States of America for the Western District of Tennessee.

        (e) All of Lessor's rights under this Section 9.4 and under Section 9.3 are subject and subordinate to Lessee's purchase option set forth in Article XI.

        Section 9.5. Exclusive Remedies. The remedies set forth in this ARTICLE IX above are the sole and exclusive remedies available to Lessor under this Lease or at law or equity for the occurrence of an Event of Default under this Lease.

        Section 9.6. Survival of Lessee's and Applicant's Obligations. No termination of this Lease pursuant to Section 9.4 hereof, or otherwise, shall relieve Lessee or Applicant of their respective liability and obligations hereunder due or accrued on the date of such termination or repossession, all of which shall survive any such termination or repossession.

        Section 9.7. Lessor's Rights Upon Default Due to Abandonment. Notwithstanding any other provision of this Lease to the contrary, in the event of an Event of Default under Section 9.1(d) of this Lease, after the expiration of any applicable notice and right to cure period contained in this Lease, in addition to the other rights and remedies provided for in this Lease, Lessee shall thereupon pay (or cause to be paid) to the appropriate tax collectors as an additional payment in lieu of taxes under Section 6.2 of this Lease, an amount (hereinafter called the "Recapture Payment") equal to the difference, if any, between (i) the total amount of the payments in lieu of taxes actually paid by or for the account of Lessee under Section 6.2 of this Lease for the period (hereinafter called the "Recapture Period") following the date of abandonment as determined by Lessor (the "Abandonment Date"), and (ii) the total amount of taxes which would have been payable for the Recapture Period as if the Real Property were then owned by a taxpaying entity. It is the intention of the parties, by the foregoing provisions, to provide that, after the Abandonment Date, Applicant shall not receive any greater Pilot incentives that it is entitled to as determined by Lessor in its sole discretion. The obligation for any Recapture Payment(s) required to be paid by Lessee (any other provision of this Lease to the contrary notwithstanding) the same shall constitute a lien upon the Real Property and enforceable by any and all remedies as are available to enforce the payment of real property taxes. Lessee hereby consents and agrees that any action or proceeding to enforce any of its obligations or to collect any payments due from it may be brought in the courts of the State of Tennessee in Shelby County, Tennessee, or in the courts of the United States of America for the Western District of Tennessee. In the event of any conflict between this
Section 9.8 and any other provision of this Lease, this Section 9.8 shall control.

                                    ARTICLE X

                            CONDEMNATION AND CASUALTY

        Section 10.1 Condemnation Proceeds. If, during the Term, all or any part of the Real Property is taken by the exercise of the power of eminent domain or condemnation, Lessee shall receive the entire award for the taking. If the award is disbursed by the condemning authorities to Lessor, Lessor shall immediately pay the award to the Lessee. Lessee shall be entitled to the proceeds of any condemnation award or portion thereof separately awarded for damages to or takings of Lessee's property or for damages on account of the taking or an interference with Lessee's right to possession, use, or occupancy of the Real Property. The parties hereto agree that the acquisition of the Real Property by Lessor as part of the Project shall not constitute a Condemnation under the IP Sublease.

                                   ARTICLE XI

            OPTION TO PURCHASE INVESTMENT TAX CREDIT AND LIMITATIONS

        Section 11.1. Option to Purchase. Notwithstanding the lack or the occurrence of an Event of Default by Lessee or Applicant under this Lease, Lessee shall have the option at any time during the Term of this Lease, to purchase the Real Property from Lessor, subject to any then existing indebtedness created by or for the account of Lessee, as permitted or provided for in this Lease, for the sum of One Thousand Dollars ($1,000.00) ("Purchase Price"). The occurrence of an Event of Default and election by Lessor of its rights under Section 9.1(a) above, or the expiration of the Term of this Lease, shall automatically constitute an exercise of Lessee's option to purchase the Real Property under this ARTICLE XI, subject to payment of the Purchase Price. The exercise of such option by Lessee shall not relieve Lessee and Applicant from the payment of any monetary obligations which shall be due and payable, or shall have accrued, under this Lease as of the date of conveyance pursuant to such exercise, all of which shall be paid by Lessee or Applicant, as applicable, to Lessor. Lessee shall notify Lessor in writing ten
(10) days before the proposed date of purchase that the Lessee desires to exercise its option to purchase hereunder. Upon payment by Lessee of the purchase price in cash plus all expenses related thereto and any other sums due and payable hereunder, Lessor shall convey the Real Property to Lessee, subject always to the liens of any existing deeds of trust and to the rights of Lenders, and this Lease shall terminate by merger.

        Section 11.2. Investment Tax Credit. Lessor and Lessee hereby elect and agree that for general income tax purposes, Lessee shall be entitled to any and all deductions, depreciation, investment tax or similar credit, or grants, with respect to the Real Property now or hereafter authorized by the Internal Revenue Code, or other legislation, and Lessor agrees to take all reasonable action necessary to make such investment tax election and obtain the benefits for same for Lessee at Lessee's request and expense, and to obtain such grants.

        Section 11.3. Conveyance of Title. In the event of any purchase of the Real Property or any portion thereof by Lessee pursuant to any provision of this Lease, or otherwise, Lessor shall convey title by quitclaim deed thereto to Lessee. Lessor shall be obligated to give or assign title to the Real Property to Lessee in the same condition that existed on the first day of the Term of this Lease, subject to the encumbrances set forth in Exhibit B and as thereafter created by or for the account of Lessee, as permitted or provided for in this Lease; provided, however, that Lessor acknowledges and agrees that Lessor has no authority or right to encumber the Real Property or Lessor's interest therein by any encumbrances other than (i) those set forth on Exhibit C, (ii) those which Lessee has subsequently requested to be placed or caused to be placed against the Real Property, (iii) those which Lessee has subsequently approved in writing to be placed against the Real Property, or (iv) those for which Lessee is responsible under the terms and provisions of this Lease. Any other conveyance or encumbrance (other than those described in clauses (i) through (iv) inclusive of the preceding sentence) by or for the account of Lessor shall in all respects be subject and subordinate to Lessee's leasehold interest as created under this Lease and to Lessee's right to acquire title to the Real Property, free and clear of any such other conveyances or encumbrances, pursuant to Lessee's exercise of its option to purchase the Real Property pursuant to this Article XI; and any such other conveyance or encumbrance, and any rights or liens created thereunder or arising therefrom shall be automatically terminated, released and extinguished by the conveyance of the Real Property to Lessee by Lessor by quitclaim deed as provided for in this Section 11.3, and thereafter all such conveyances, encumbrances, rights or liens shall be void and of no further effect. Subject to the foregoing, Lessee shall accept such title, subject, however, to (i) any liens, encumbrances, charges, exceptions, and restrictions not created or caused by Lessor or Lessor's Agents, and (ii) any laws, regulations, and ordinances.

        Section 11.4. Survival of Rights. All provisions of this Article XI shall survive the expiration of the Term of this Lease (including any extensions thereof) or the termination of this Lease pursuant to any provision hereof or for any reason (including, but not limited to, any termination pursuant to Article IX or Article X hereof).

                                   ARTICLE XII

                                  MISCELLANEOUS

        Section 12.1. Recording. This Lease shall be executed, acknowledged and recorded in the proper public office for the recordation of deeds in Shelby County, Tennessee, if requested by any party.

        Section 12.2. Waivers. No waiver of any breach shall affect or alter this Lease or constitute a waiver of any other then existing or subsequent breach.

        Section 12.3. [Deleted]

        Section 12.4. No Claims Against Lessor. Except as provided herein, nothing contained in this Lease shall constitute any consent or request by Lessor, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Real Property or any part thereof, nor give Lessee or Applicant any right, power, or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any personal claim against Lessor.

        Section 12.5. Quiet Enjoyment. The Lessor does not make any representation or covenant that Lessee shall have quiet and peaceful possession of the Demised Premises; however, Lessor agrees that it will not take, nor permit any persons or entities claiming lawfully by, through or under Lessor to take, any action to interfere with Lessee's peaceful and quiet enjoyment of the Demised Premises and that in the event the peaceful and quiet enjoyment of the Demised Premises shall be denied to Lessee or contested by anyone other than a person or entity claiming lawfully by, through or under Lessee, Lessor shall upon request of Lessee join where necessary in any proceeding to protect and defend the quiet enjoyment of Lessee, provided that Lessee shall pay the entire cost of any such proceeding and reimburse, indemnify, and hold harmless Lessor from any cost or liability whatsoever in connection with such proceeding.

        Section 12.6. Governing Law; Entire Agreement. This Lease shall be governed exclusively by the provisions hereof and by the applicable laws of the State of Tennessee, and, together with the action taken by the Lessor granting the Pilot incentives with respect to the Project set forth in the minutes of the meeting of the Board of Directors of the Industrial Development Board held on May 19, 1999, and on August 18, 1999, and the Application (collectively, the "Related Documents"), expresses the entire agreement of the parties hereto. Neither party hereto shall be bound by any agreement or representation to the other party which is not expressly set forth in this Lease and the Related Documents and/or the Reports.

        Section 12.7. Severability. In the event that any clause or provision of this Lease shall be held to be invalid by any court of competent jurisdiction, the invalidity of such clause or provision shall not affect any of the remaining provisions hereof.

        Section 12.8. Notice. All notices, certificates, demands, requests, consents, approvals, and other similar instruments under this Lease shall be in writing and shall be deemed to have been properly given and received if delivered in person or if sent by United States certified or registered mail, postage prepaid, or by Federal Express, priority overnight service or other comparable service, to the Lessor, Lessee or Applicant (as the case may be) at such addresses as they respectively may have designated from time to time in writing, and if to any Lenders under Section 3.05, or any permitted sublessee under Section 3.06, addressed to their principal officers, or at such addresses as said Lenders or said permitted sublessees shall have designated from time to time in writing to Lessor and Lessee. At the commencement of this Lease:

Lessor's address is: 125 N. Main Street, Room 468, Memphis, Tennessee 38103, with a copy to Board Counsel;

Lessee's address is: c/o Trammell Crow Company, 6000 Poplar Avenue, Suite 400, Memphis, Tennessee 38119;

Applicant's address is: 6400 Poplar Avenue, Memphis, Tennessee 38197, Attention:
General Counsel.

Other sublessees' addresses: to be provided by Lessee when available.

Delivery in person shall be effective on the date of delivery. Delivery by mail shall be effective three (3) days from the date of posting in the United States Mail. Delivery by Federal Express, priority overnight service or other comparable service shall be effective on the first business day after deposit of such notice with such service.

        Section 12.9. No Default Certificates. Lessor, Lessee and Applicant agree at any time and from time to time, upon not less than twenty (20) days prior written request by the other party or by any Lender, or by any permitted sublessee, to execute, acknowledge, and deliver a statement in writing certifying that this Lease is in full force and effect and that they know of no default (or if there is a default, the precise grounds therefor) and the date to which the Basic Rent and other charges have been paid in advance, if any.

        Section 12.10.Headings. Headings in this Lease are for convenience of reference only and shall not define or limit the provisions thereof.

        Section 12.11.Construction of Certain Words. Wherever the sense of this document requires it, the singular shall be construed to include the plural and the plural the singular, and wherever the masculine, feminine, or neuter gender is used, each shall be construed to include either or both of the others if the sense of this document so requires.

        Section 12.12.Successors. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 12.13.Counterparts. This Lease may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute but one and the same instrument.

        Section 12.14.Amendments. This Lease may be modified or amended only by an instrument in writing signed by the parties (or their respective successors or assigns).

        Section 12.15.Performance by Lessee. Lessee may satisfy any or all of its undertakings and obligations provided for in this Lease by causing its permitted sublessee, including, without limitation, the Applicant, to perform the same.

        Section 12.16.Lessor's and Lessee's Limitation of Liability - No Personal Liability. Notwithstanding anything to the contrary in this Lease, no officer, director, employee or member of Lessor, Lessee or Applicant, respectively, nor Lessor, shall have any personal liability for any default by Lessor or Lessee or Applicant in any of its obligations under this Lease.

        Section 12.17.No Third-party Beneficiaries. The representations, warranties and covenants made by Lessee under this Lease are made solely for the benefit of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE, and for no other person or entity, including, without limitation, the successors and assigns of such person or entity, without the prior express written consent of Lessee, which consent, Lessee may grant, withhold or condition in its sole and absolute discretion.

                                  ARTICLE XIII

                              ENVIRONMENTAL MATTERS

        Section 13.1. Lessee's Environmental Representations and Warranties.

        (a) Lessee has delivered (or will cause to be delivered) to Lessor a copy of that certain Level I Environmental Site Assessment dated
_________________, prepared by _______________________ and styled
"____________________________" (The "Phase I Report") concerning the environmental condition of the Real Property.

        (b) For purposes of this Lease, any federal, state, county or local statute, law, regulation, rule, ordinance, code, license or permit relating to environmental matters, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 Section U.S.C. 9601 et seq., the Resource Conservation and Recovery Act of 1976 as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Section 6901 et seq., the Clean Air Act of 1986, as amended, 42 U.S.C. Section 7401 et seq., the Clean Water Act of 1977, as amended, 33 U.S.C. Section 1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Section 2601 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. Section 4321 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Section 300 et seq., the Emergency Planning and Right-to-Know Act of 1982, 42 U.S.C. Section 11001 et seq., the Tennessee Water Quality Control Act, Tenn. Code Ann. Section 69-3-101, et seq., the Tennessee Air Quality Act, Tenn. Code Ann. Section 68-201-101, et seq., the Tennessee Solid Waste Disposal Act, Tenn. Code Ann. Section 68-211-101, et seq., the Tennessee Hazardous Waste Management Act, Tenn. Code Ann. Section 68-212-101, et seq., the Tennessee Petroleum Underground Storage Tank Act, Tenn. Code Ann. Section 68-215-101, et seq., or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning any petroleum, petroleum byproduct (including, but not limited to, crude oil, diesel oil, fuel oil, gasoline, lubrication oil, oil refuse, oil mixed with other waste, oil sludge, and all other liquid hydrocarbons, regardless of specific gravity), natural or synthetic gas, or hazardous, toxic, radioactive or any other regulated substance, product, material, waste, pollutant or contaminant which are defined as "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," or other similar designations by federal, state or local laws, regulations or ordinances, are hereinafter defined as "Hazardous Waste", and all of the foregoing, as may now or at any time hereafter be in effect, are hereinafter defined as "Environmental Laws". Lessee covenants and agrees, at its expense, to pay, and to indemnify and save Lessor, and any incorporator, officer, director, agent, counsel, or employee of Lessor, harmless, against and from any and all claims by or on behalf of any person, firm, corporation, or governmental authority, arising from (i) the presence of any Hazardous Waste on the Real Property, and (ii) any liability for violation of Environmental Laws, and from and against all costs, reasonable counsel fees, expenses, and liabilities incurred in any action or proceeding brought by reason of any claim referred to in this Section 13.1, except to the extent Applicant is obligated to indemnify Lessor pursuant to this Lease or otherwise.

        (c) All representations, warranties, covenants, agreements and indemnities of Lessee contained in this Article XIII shall survive the Term of this Lease or any extensions hereof and the consummation of the transactions contemplated in this Lease.

        Section 13.2. Applicant's Environmental Representations and Warranties. Applicant represents and warrants to Lessor and its successors and assigns that the Real Property will at all times comply with, and will not violate, in connection with the use, maintenance or operation of the Real Property by Applicant and the conduct of its business related thereto and therein, any applicable Environmental Laws regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Waste, as may now or at any time hereafter be in effect.

        Section 13.3. Additional Applicant Representations and Warranties. Without limiting the generality of Section 13.02, Applicant further represents and warrants to Lessor, its successors and assigns that:

        (a) Applicant will, in its use, maintenance and operation of the Real Property at all times receive, handle, use, store, treat, ship and dispose of all Hazardous Waste in strict compliance with all applicable Environmental Laws, and will continue to do so during the Term of this Lease and any extension thereof.

        (b) Except as may be shown in the Phase I Report, Applicant has no actual knowledge of or information regarding any Hazardous Waste on the Real Property.

        (c) To the best of Applicant's knowledge, information and belief, there are no violations of any Environmental Laws requiring any work, repairs, construction or capital expenditures with respect to the Real Property and it has no knowledge or information, nor has it received any notice of such violations.

        (d) To the best of Applicant's knowledge, information and belief, except in strict compliance with all applicable Environmental Laws, no Hazardous Waste has been released into the environment, or deposited, discharged, placed or disposed of at, on or near the Real Property, nor has the Real Property been used at any time by any person or entity as a landfill or a waste disposal site.

        (e) No notices of any violation of any of the matters referred to above relating to the Real Property or its use have been received by Applicant, and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending as to it or (to the best of its knowledge, information and belief) threatened, relating to the ownership, use, maintenance or operation of the Real Property, nor (to the best of its knowledge, information and belief) is there any basis for such lawsuits, claims, proceedings or investigations being instituted or filed.

        Section 13.4. More Applicant Representations and Warranties. Applicant further represents and warrants to Lessor, its successors and assigns that, except as may be referenced in the Phase I Report:

        (a) To the best of its knowledge, information and belief, there are no monitoring wells on the Real Property for monitoring Hazardous Waste.

        (b) To the best of its knowledge, information and belief, there are no underground storage tanks on the Real Property.

        (c) To the best of its knowledge, information and belief, there is no evidence of PCB contamination from any power transformer, capacitor, or any other source on the Real Property.

        (d) To the best of its knowledge, information and belief, there is no asbestos containing material (ACM) on the Real Property.

        (e) It knows of no fact or circumstance that may give rise to any future civil, criminal, or administrative proceedings against it relating to environmental matters involving the Real Property.

        Section 13.5. Applicant's Continuing Responsibility for Environmental Matters. Applicant covenants at its cost and expense, to remove or take remedial action with regard to any Hazardous Waste released to the environment at, on, or from the Real Property during the Term of this Lease or any extension thereof for which any removal or remedial action is required pursuant to any Environmental Laws, provided that:

        (a) No such removal or remedial action shall be taken except after reasonable advance written notice to Lessor; provided, however, that no notice shall be required if immediate action is required in order to comply with the requirements of any laws, rules, ordinances or regulations of any governmental entity or immediate action would diminish the extent of any environmental problem or hazardous condition.

        (b) Applicant shall indemnify Lessor for any action taken by Applicant, in accordance with Section 13.6 hereof to Lessor's satisfaction.

        Applicant shall at all times retain any and all liabilities arising from the handling, treatment, storage, transportation or disposal of Hazardous Waste by it or by any of its contractors.

        Section 13.6. Applicant's Indemnification.

        (a) Applicant shall indemnify and hold Lessor and its officers, directors, agents, counsel and employees harmless from and against any and all liabilities, losses, claims, penalties, damages (including, without limitation, consequential damages, interest, penalties, fines and monetary sanctions), and costs (collectively, hereinafter "Loss"), and attorneys' and consultants' fees and expenses, court costs and all other out-of-pocket expenses (collectively, hereinafter "Expense") incurred or suffered by Lessor by reason of, resulting from, or in connection with, or arising in any manner whatsoever out of the breach of any warranty or covenant or the inaccuracy of any representation of Applicant contained or referred to in this Article XIII. Lessor shall be entitled to conduct its own investigation in connection therewith and provide its own defense and charge Applicant with its reasonable expense incurred in connection therewith, including any Loss or Expense.

        (b) All representations, warranties, covenants, agreements and indemnities of Applicant contained herein shall survive the Term of this Lease or any extensions hereof and the consummation of the transactions contemplated in this Lease, and shall not be affected by any investigation by or on behalf of Applicant or by any information Applicant may have or obtain with respect thereof.

                                   ARTICLE XIV

                              JOINDER OF APPLICANT

        Applicant joins in this Lease for the purpose of making its representations, warranties, covenants and agreements as expressly set forth in this Lease, and Applicant agrees that all such representations, warranties, covenants and agreements made by it herein shall survive the expiration or termination of this Lease for any reason.

        IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

                   [SIGNATURE AND ACKNOWLEDGMENT PAGES FOLLOW]

                 INTERNATIONAL PAPER COMPANY WILLOW LAKE PILOT -
                            APPLICANT SIGNATURE PAGE


                                       APPLICANT:

                                       INTERNATIONAL PAPER COMPANY


                                       By:
                                          --------------------------------------
                                       Title:
                                             -----------------------------------




STATE OF
        -----------------
COUNTY OF
          ---------------

        Before me, the undersigned Notary Public in the state and county aforesaid, personally appeared _______________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who acknowledged (herself)himself to be the _______________________ of INTERNATIONAL PAPER COMPANY, the within named bargainor, a corporation, and that
(she)he as such _______________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by (herself)himself as such _______________________.

        WITNESS my hand and official seal at office this ______ day of December, 1999.



                                             -----------------------------------
                                             NOTARY PUBLIC


My commission expires:

---------------------

                 INTERNATIONAL PAPER COMPANY WILLOW LAKE PILOT -
                              LESSEE SIGNATURE PAGE


                                            LESSEE:

                                            AMB PROPERTY II, L.P., a Delaware
                                            limited partnership

                                            By: AMB Property Corporation, a
                                                Maryland corporation, its
                                                general partner


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


STATE OF MARYLAND
COUNTY OF

        Before me, the undersigned Notary Public in the county and state aforesaid, personally appeared _______________, with whom I am personally acquainted, and who acknowledged himself to be the _______________ of AMB Property Corporation, a Maryland corporation, the general partner of AMB Property II, L.P., a Delaware limited partnership, the within named bargainor, and that he as such officer of AMB Property Corporation, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer and that AMB Property Corporation, as such general partner of AMB Property II, L.P., being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing its name as the general partner of AMB Property II, L.P.

        WITNESS my hand and official seal this ______ day of December, 1999.




                                             -----------------------------------
                                             NOTARY PUBLIC


My commission expires:
                      ---------------------

                     INTERNATIONAL PAPER WILLOW LAKE PILOT -
                           LESSOR (IDB) SIGNATURE PAGE

                                            LESSOR:

                                            THE INDUSTRIAL DEVELOPMENT BOARD OF
                                            THE CITY OF MEMPHIS AND COUNTY OF
                                            SHELBY, TENNESSEE

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            ATTEST:

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

STATE OF TENNESSEE
COUNTY OF SHELBY

        Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ____________________, and ____________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged themselves to be ____________________ and ____________________ of THE INDUSTRIAL
DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE, a public not-for-profit corporation of the State of Tennessee, the within named bargainor, a corporation, and that they as such ____________________ and ____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as ____________________ and ____________________.


        WITNESS my hand and official seal, at office this ______ day of December, 1999.


                                             -----------------------------------
                                             NOTARY PUBLIC

My commission expires:

---------------------

                                    EXHIBIT A

                                   WILLOW LAKE
                                LEGAL DESCRIPTION

Parcel 6: (Bldg. 10)

Being the CMSM-Nonconnah Associates #2 Limited Partnership (formerly known as Crow-Brindel-Mitchell #4 Limited Partnership) property (instruments at 0800, BD-2964 and AU-3692 in the Register's Office of Shelby County, Tennessee) located in part of Lot 4, Section 1, Township 1 South, Range 7 West, Chickasaw Cesston, Shelby County, Tennessee, and being more particularly described as follows:

Commencing at the intersection of the east line of Outland Road (80 foot wide right-of-way) and the north line of Raines Road (106 foot wide right-of-way); thence N90 degrees00'00"E along the north line of Raines Road 2397.14 feet to a point, said point being the southwest corner of the Crow-Farnsworth-Mitchell parcel (Instrument V9-3631 Shelby County Register's Office); Thence N00 degrees00'00"E along the west line of the Crow-Farnsworth-Mitchell parcel a distance of 496.42 feet to the northwest corner of the Crow-Farnsworth-Mitchell parcel and the point of beginning: thence continuing N00 degrees00'00"E along the east line of the Caterpillar Tractor Company property (Instrument K4-9712 Shelby County Register's Office) a distance of 995.50 feet to a point; thence leaving said west line S90 degrees00'00"E a distance of 488.14 feet to a point on the west line of an ingress-egress easement (Instrument AA-1287 Shelby County Register's Office); thence S00 degrees00'00"E along the west line of said easement a distance of 139.76 feet to a point of curvature; thence continuing along the west line of said easement along a curve to the left having a radius of 653.45 feet an arc length of 652.75 feet (chord of S28 degrees37"2"E 625.94 feet) to a point; thence leaving said west line S00 degrees00'00"E a distance of
92.44 feet to a point; thence N90 degrees00'00"W a distance of 141.94 feet to a point; thence S00 degrees00'00"E a distance of 35.25 feet to a point; thence N90 degrees00'00"W a distance of 172.72 feet to a point of curvature; thence along a curve to the left having a radius of 19.00 feet an arc length 14.92 feet (chord of S67 degrees30'00"W, 14.54 feet) to a point of tangency; thence S45 degrees00'00"W a distance of 115.88 feet to a point of curvature; thence along a curve to the left having a radius of 27.00 feet an arc length of 21.21 feet (chord of S22 degrees30'00"W, 20.66 feet) to a point of tangency; thence S00 degrees00'00"E a distance of 19.98 feet to a point of curvature; thence along a curve to the right having a radius of 27.00 feet an arc length 42.41 feet (chord S45 degrees00'00"W, 38.18 feet) to a point of tangency; thence N90 degrees00'00"W a distance of 58.74 feet to a point; thence S4 degrees38'02"W a distance of 25.08 feet to a point, said point being the northeast corner of the Crow-Farnsworth-Mitchell parcel; thence N90 degrees00'00"W along the north line of the said Crow-Farnsworth-Mitchell parcel a distance of 287.24 feet to the point of beginning.

This instrument prepared by
and return to:
J. Philip Jones, Esq.
Martin, Tate, Morrow & Marston, P.C.
6000 Poplar Avenue, Suite 340
Memphis, Tennessee 38119-3971

                FIRST AMENDMENT TO REAL PROPERTY LEASE AGREEMENT
                        (INTERNATIONAL PAPER-WILLOW LAKE)


        THIS FIRST AMENDMENT TO REAL PROPERTY LEASE AGREEMENT ("Agreement") made and entered into as of December 31, 1999, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE, a public-not-for-profit corporation of the State of Tennessee, with an office in Memphis, Tennessee ("Lessor"), and AMB PROPERTY II, L.P., a Delaware limited partnership ("Lessee"), and is joined in by INTERNATIONAL PAPER COMPANY, a New York corporation ("Applicant").

                                    RECITALS:

        A. Lessor, Lessee and Applicant entered into that certain Real Property Lease Agreement dated as of December 31, 1999 appearing of record under Instrument No. JY 9378 in the Register's Office of Shelby County, Tennessee (the "Lease"), whereby Lessor leased to Lessee certain real property commonly known as Buildings 10 and 11 located at 4049 Willow Lake Boulevard, Memphis, Shelby County, Tennessee, being more particularly described in Exhibit "A" attached hereto (the "Real Property"), in order to implement a payment-in-lieu-of-tax ("PILOT") transaction for Applicant, all as more fully set forth in the Lease. All defined terms herein not otherwise herein defined shall have the meanings set forth in the Lease.

        B. Lessee and Applicant are parties to that certain Lease Agreement dated as of September 17, 1999 (the "IP Sublease") wherein Applicant leased from Lessee the Real Property.

        C. The Real Property conveyed by Lessee to Lessor and leased back to Lessee pursuant to the Lease, and which is also subleased by Lessee to Applicant pursuant to the IP Sublease, consist of tax parcel numbers 74-101-28 ("Parcel 28") and 74-101-36 ("Parcel 36"), however section 6.2 of the Lease only included Parcel 28 and should have included Parcel 36 as well.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

        1. The recitals of fact set forth above are hereby adopted as true and correct statements of fact as though set forth verbatim in the agreement portion hereof.

        2. Section 6.2(b) of the Lease is hereby amended and restated as follows:

        (b) Each year during the Term hereof, Lessee shall make Pilot payments for the Real Property, in amounts computed as indicated below, as Additional Rent in lieu of Memphis and Shelby County ad valorem taxes that otherwise would have been due and payable with regard to the Real Property, which consists of tax parcel numbers 74-101-28 and 74-101-36, were it owned by a tax-paying entity and subject to such taxation:

                                                      Basis of Computation/
                                                      Proportion of Taxes
Period                                                Otherwise Due and Taxable
------                                                -------------------------
Until the seventh (7th) anniversary of the            Now current tax assessment as to Parcel
date hereof (December 31, 2006)                       28 of $2,686,080, and now current tax
                                                      assessment as to Parcel 36 of $91,880,
                                                      for a total now current tax assessment of
                                                      $2,777,960 times the then current millage
                                                      rate.

From the seventh (7th) anniversary of the date        The then current tax assessment determined
hereof until the termination of this Lease and        as though the Real Property were owned by a
the reconveyance of the Real Property to              taxpaying entity, times the then current
Lessee pursuant to the provisions of this             millage rate.
Lease

In no event shall such Pilot payments be less than the amount of ad valorem taxes that were due and payable on the Real Property for the period immediately preceding the calendar year 1999, which amount of taxes total $74,404.42 (City) and $95,087.23 (County). Notwithstanding the foregoing, in the event the tax assessment applicable to the Demised Premises for such year is reduced as a result of the final determination of an appeal of the assessment, or is reduced by the Shelby County Tax Assessor or otherwise, then the amount of the current tax assessment set forth above shall be correspondingly reduced in direct proportion to such reduction. These payments in lieu of taxes shall be paid in the same manner and to the same tax collectors as ad valorem taxes are paid in the City of Memphis and Shelby County. Notwithstanding the foregoing or any other provisions of this Lease, however, it is the express intention of the parties hereto that, pursuant to the provisions of Tennessee Code Annotated
Section 7-53-305, the Real Property and the leasehold interests therein of Lessee, or any sublessee, shall be exempt from all taxation in the state of Tennessee, and that the Pilot payments as provided for in this Section 6.2 shall be made by and accepted from Lessee in lieu of all ad valorem taxes which are or may be assessed against the Real Property and the leasehold interests therein of Lessee or any Sublease for and during the term of this Lease. In the event Lessee is required to pay any ad valorem taxes for that portion of calendar year which precedes the acquisition of the Real Property by Lessor. Lessee shall be entitled to a dollar-for-dollar credit for such amount against its first calendar year payment in lieu of taxes. If, following an Event of Default, the Real Property should legally be placed on the ad valorem tax rolls of either the City of Memphis or Shelby County or both, the payment in lieu of taxes shall terminate and Lessee shall pay ad valorem taxes as required of a tax-paying entity. In the event Lessee's leasehold interest, but not Lessor's fee interest, shall become subject to ad valorem taxation, the payment in lieu of taxes called for hereunder shall continue, but shall be reduced on a cumulative basis by the amount of ad valorem taxes paid by Lessee with regard to its leasehold estate in the Real Property.

        All tax bills for payments in lieu of taxes as provided for in Section
6.2 shall be sent to: Lessee, c/o Trammell Crow Company, 6000 Poplar Avenue, Suite 400, Memphis, Tennessee 38119, or to such other entity or address as Lessee may hereafter designate and provide to the tax collectors.

        3. All other terms and conditions of the Lease are hereby ratified and affirmed and shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                   [SIGNATURE AND ACKNOWLEDGMENT PAGES FOLLOW]

                 INTERNATIONAL PAPER COMPANY WILLOW LAKE PILOT -
                            APPLICANT SIGNATURE PAGE


                                            APPLICANT:

                                            INTERNATIONAL PAPER COMPANY


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

STATE OF
        -----------------
COUNTY OF
          ---------------

        Before me, the undersigned Notary Public in the state and county aforesaid, personally appeared _________________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who acknowledged (herself)himself to be the _________________________ of INTERNATIONAL PAPER COMPANY, the within named bargainor, a corporation, and that
(she)he as such _________________________, being authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by (herself)himself as such _________________________.

        WITNESS my hand and official seal at office this ______ day of December, 1999.


                                             -----------------------------------
                                             NOTARY PUBLIC


My commission expires:
                      ---------------------

                 INTERNATIONAL PAPER COMPANY WILLOW LAKE PILOT -
                              LESSEE SIGNATURE PAGE


                                     LESSEE:

                                             AMB PROPERTY II, L.P., a Delaware
                                             limited partnership

                                             By: AMB Property Corporation, a
                                                 Maryland corporation, its
                                                 general partner


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


STATE OF MARYLAND
COUNTY OF
          ------------------

        Before me, the undersigned Notary Public in the county and state aforesaid, personally appeared _____________________, with whom I am personally and who acknowledged himself to be the _____________________ of AMB Property Corporation, a Maryland corporation, the general partner of AMB Property II, L.P., a Delaware limited partnership, the within named bargainor, and that he as such officer of AMB Property Corporation, being duly authorized so to do, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer and that AMB Property Corporation, as such general partner of AMB Property II, L.P., being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing its name as the general partner of AMB Property II, L.P.

        WITNESS my hand and official seal at office this ______ day of December, 1999.


                                             -----------------------------------
                                             NOTARY PUBLIC


My commission expires:
                      ---------------------

                 INTERNATIONAL PAPER COMPANY WILLOW LAKE PILOT -
                           LESSOR (IDB) SIGNATURE PAGE


                                            LESSOR:

                                            THE INDUSTRIAL DEVELOPMENT BOARD OF
                                            THE CITY OF MEMPHIS AND COUNTY OF
                                            SHELBY, TENNESSEE

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            ATTEST:

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



STATE OF TENNESSEE
COUNTY OF SHELBY

        Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared ______________________________________, and
______________________________________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged themselves to be _____________________________ and _________ of THE
INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MEMPHIS AND COUNTY OF SHELBY, TENNESSEE, a public not-for-profit corporation of the State of Tennessee, the within named bargainor, a corporation, and that they as such _________________________________ and _________________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as ______________________________________ and
______________________________________.

        WITNESS my hand and official seal at office this ______ day of December, 1999.


                                             -----------------------------------
                                             NOTARY PUBLIC


My commission expires:


---------------------

                                   EXHIBIT "C"

                              PLAN OF THE PREMISES

                                   [Drawing]

                                   EXHIBIT "D"

                                INSPECTION REPORT

BALDWIN, SHAWN
================================================================================

FROM:       Nora E Baker [Nora.Baker@ipaper.com[
SENT:       Tuesday, January 08, 2002 4:57 PM
TO:         Baldwin, Shawn
CC:         Apolinsky, Craig; William R Brennan; Paul J Karre; Cato Ealy; Mark
            Azzarello; Angelia G Peli
SUBJECT:

Shawn,

With this last piece of information from Exult related to the inspection of the premises, Bill and I authorize you to release the signature pages to Exult. Please coordinate the closing with Brian Copple, reminding him to provide us with a Fed reference number for the wire transfer.

Call us with any questions.

Regards,
Nora and Bill

---------------------- Forwarded by Nora E Baker/BusDev&Plan/IPAPER on 01/08/2002 04:41 PM --------------------------

Mark Azzarello
01/08/2002 04:19 PM

To:  Nora E Baker/BusDev&Plan/IPAPER, William R
Brennan/Legal/IPAPER@IPAPER
cc:
bcc:
Subject:  4049 Willow Lake Blvd Building Walkthrough 1/8/02

The items listed are known structural items which IP should be required to repair. They were issues prior to Exult being on the scene.

Hope this is what you need.

Mark

---------------------- Forwarded by Mark Azzarello/HR/IPAPER on
01/08/2002
03:17 PM --------------------------

"Koenig, Jim" jim.Koenig@exult.net on 01/08/2002 02:53:19 PM

To:  mark.azzarello@ipaper.com
cc: "Copple, Brian" Brian.Copple@exult.net bcc:
Subject:  4049 Willow Lake Blvd Building Walkthrough 1/8/02

Mark:

The walkthrough of the facility today indicates that the building is as represented by IP. The following maintenance items were noted during the walkthrough:

Back of Bay 4 - leaky ceiling - rain damage
Back of Bay 4 - leaky windows/carpets soak during rain
Cubicle 4-114 - leaky ceiling - rain damage
Cubicle 2-163 - leaky ceiling - rain damage
Conference room 2-010 entrance - leaky ceiling - rain damage
South kitchen - lose faucet/faulty disposal

Regards & thanks;

Jim